UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.___)

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VIRTUALSCOPICS, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other that the Registrant)

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NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
OF
VIRTUALSCOPICS, INC.

To All VirtualScopics, Inc. Stockholders:

We are pleased to invite you to attend the annual meeting of the stockholders of VirtualScopics, Inc. to be held at 11:00 a.m. on May 23, 2007, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York, 14610, for the following purposes:

1.	To elect eight (8) members to our Board of Directors to serve a one-year term;

2.	To ratify the appointment of Marcum & Kliegman LLP, as our independent registered public accounting firm for the fiscal year ending December 31, 2007;

3.	To approve the VirtualScopics, Inc. 2006 Long-Term Incentive Plan; and

4.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on March 30, 2007, as the record date for a determination of stockholders entitled to notice of, and to vote at, this annual meeting, and any adjournment thereof. Holders of our Series A Preferred Stock vote together with holders of our Common Stock on the proposals listed above. A list of such stockholders will be available at the principal office of the Company for inspection at least ten (10) days prior to the annual meeting.

IF YOU DO NOT PLAN ON ATTENDING THE MEETING, PLEASE FOLLOW THE DIRECTIONS ON THE ENCLOSED PROXY CARD. YOUR VOTE IS VERY IMPORTANT.

By the Order of the Board of Directors

/s/ Molly Henderson
Molly Henderson, Chief Financial Officer,
Vice President-Finance and Corporate Secretary

VIRTUALSCOPICS, INC.
PROXY STATEMENT

This Proxy Statement is being sent to the holders of shares of Common Stock and Series A Preferred Stock of VirtualScopics, Inc., a Delaware corporation, or the Company, in connection with the solicitation of proxies by our management for use at the 2007 Annual Meeting of Stockholders to be held at 11:00 a.m. on May 23, 2007, at the Country Club of Rochester, 2935 East Avenue, Rochester, New York 14610, and any adjournments thereof, for the following purposes:

1.	To elect eight (8) members to our Board of Directors to serve a one-year term;

2.	To ratify the appointment of Marcum & Kliegman LLP, as our independent registered accounting firm for the fiscal year ending December 31, 2007; and

3.	To approve the 2006 VirtualScopics, Inc. Long-Term Incentive Plan; and

4.	To transact such other matters as may properly come before the meeting or any reconvened meeting following any adjournment thereof.

With this Proxy Statement, we are also mailing or delivering to our stockholders a proxy card, the Notice of Annual Meeting and a copy of our Annual Report which includes our Form 10-KSB for the year ended December 31, 2006. It is contemplated that this Proxy Statement and the accompanying form of proxy card will first be mailed to stockholders on or about April 25, 2007. Our principal executive offices are located at 350 Linden Oaks, Rochester, New York 14625; telephone (585) 249-6231.

SOLICITATION AND VOTING

Information relevant to these matters is set forth in the attached Proxy Statement. Our Board of Directors has fixed the close of business on March 30, 2007, as the record date for a determination of stockholders entitled to notice of, and to vote at, this annual meeting, and any adjournment thereof. As of the close of business on the record date, we had 22,977,226 shares of Common Stock outstanding and 4,310 shares of Series A Preferred Stock outstanding. Each outstanding share of Common Stock is entitled to one vote per share. Each outstanding share of Series A Preferred Stock is entitled to such number of votes equal to the number of shares of Common Stock into which such shares of Series A Preferred Stock are convertible pursuant to the provisions of the Certificate of Designation for the Series A Preferred Stock. Each share of the Series A Preferred Stock is initially convertible into 400 shares of Common Stock. Accordingly, as of the record date we had outstanding 24,701,226 shares entitled to vote.

Each of the proposals set forth in this Proxy Statement will be voted upon separately at the Annual Meeting. The affirmative vote of the holders of a plurality of the outstanding voting shares present in person or represented by proxy at the Annual Meeting will be required to elect eight (8) directors to our Board of Directors under Proposal No. 1. The vote of a majority of outstanding voting shares present in person or represented by proxy is necessary to approve Proposals No. 2 and No. 3, and any other business presented at the Annual Meeting.

Proxies that abstain on one or more proposals and "broker non-votes" will be deemed present for quorum purposes for all proposals to be voted on at the meeting. Broker non-votes occur where a broker holding stock in "street name" is entitled to vote the shares on some matters but not others. If your shares are in street name (or held by your broker) and you do not give your broker voting instructions on those matters for which the broker has no discretion, the missing votes are broker non-votes. In this year's vote, brokers are entitled to vote for Proposal Nos. 1 and 3. Client directed abstentions are not broker non-votes. Abstentions, but not broker non-votes, are counted in tabulations of the votes cast on proposals presented to the stockholders (except Proposal 1) and will have the same effect as a vote against the proposals. Stockholders whose shares are in street name and do not return a proxy are not counted for any purpose and are neither an abstention nor a broker non-vote, but they are counted as present for the purpose of determining the existence of a quorum at the Annual Meeting assuming the broker returns the proxy or attends the meeting. Stockholders who sign, date and return a proxy but do not indicate how their shares are to be voted are giving management full authority to vote their shares as they deem best for the Company. For these reasons, it is important that all shares are represented at the Annual Meeting, either by you personally attending the Annual Meeting in person or by giving a proxy to vote your shares.

Your vote is very important. All properly executed proxy cards delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. In voting by proxy with regard to the election of directors, you may vote in favor of all nominees, withhold your votes as to all nominees, or withhold your votes as to specific nominees. With regard to other proposals, you may vote in favor of each proposal or against each proposal, or in favor of some proposals and against others, or you may abstain from voting on any or all proposals. You should specify your respective choices on the accompanying proxy card. If you do not give specific instructions with regard to the matters to be voted upon, the shares represented by your signed proxy card will be voted "FOR" Proposal Nos. 1, 2 and 3 listed on the proxy card. If any other matters properly come before the Annual Meeting, the persons named as proxies will vote for or against these matters according to their judgment.

You may revoke your proxy and reclaim your right to vote up to and including the day of the Annual Meeting by giving written notice to our Secretary, by delivering a proxy card dated after the date of the proxy or by voting in person at the Annual Meeting. All written notices of revocation and other communications with respect to revocations of proxies should be addressed to: VirtualScopics, Inc, 350 Linden Oaks, Rochester, New York, Attention: Molly Henderson, Secretary.

The proxies will be solicited by mail and the cost of solicitation will be paid by us. Designated officers and selected employees may also solicit proxies from stockholders personally or by telephone, facsimile or other forms of communication. These officers and employees will not be compensated additionally for that solicitation. We will also pay for the cost of this additional solicitation. We are also requesting that brokers, banks and other custodians send soliciting materials to beneficial owners. We will reimburse them for their reasonable expenses incurred in doing so. All expenses incurred in connection with the solicitation of proxies as provided herein will be paid by us.

PROPOSAL 1 - ELECTION OF DIRECTORS

We currently have eight (8) directors on our Board of Directors. The individuals named below have been nominated by our Board of Directors, upon the recommendation of our Governance and Nomination Committee, to serve as directors until the 2008 Annual Meeting of Stockholders and until a successor is elected and qualified, unless they die, resign or are removed before that meeting. All of the nominees are currently directors and each has consented to continue serving as a director. If a nominee becomes unavailable for election before the 2007 Annual Meeting, the Board of Directors can name a substitute nominee and proxies will be voted for such substitute nominee unless an instruction to the contrary is written on the proxy card.

The Board of Directors has concluded that Messrs. Walts, Knafel, Chandler, Phelps and Bagatelle are "independent" as defined by Nasdaq and under Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as that term relates to membership on the Board of Directors.

Directors are elected by a plurality of the votes cast by the shares entitled to vote. “Plurality” means that the individuals who receive the largest number of votes are elected as directors up to the maximum number of directors to be chosen. Therefore, shares not voted, whether by withheld authority or otherwise, have no effect in the election of directors.

The shares represented by proxy cards returned to us will be voted FOR each of the following individuals, unless you specify otherwise.

Jeffrey Markin, age 48, was appointed as Chief Executive Officer and President of VirtualScopics, Inc. in August 2006, and elected as a director, in April 2007.  He joined VirtualScopics as Chief Operating Officer in May 2006, after 26 years at Eastman Kodak Company. Most recently, Mr. Markin was General Manager, Output Systems and Mammography Solutions for Kodak’s Health Group and a corporate officer of the company. Jeff managed major Health Group operations including leadership of the conventional x-ray business, Mammography Solutions, HealthCare IT Software and Solutions business, and Global Radiology Sales and Service organization. He was awarded the Eastman Kodak Chairman’s leadership award in December 2004 for inspired leadership of company and health group objectives. Previously, he held leadership positions in the Document Imaging business, including Vice President of Marketing U.S. and Canada, Global General Manager of the output business, and General Manager of the Asia based services business with operations in China, Hong Kong, Philippines, Malaysia, and Australia. He also served on the board of directors for Hermes Precisa Australia the leading document services company in Australia. He joined Kodak in the company’s Rochester, N.Y. film operations division and held successive management positions in Manufacturing, Research and Development, and Quality. In 1997, Mr. Markin was selected to attend the Executive MBA program of the Simon School of Business, University of Rochester, where he graduated with honors. He holds a B.S. in Industrial Engineering, with honors, from the State University of New York at Buffalo.

Warren Bagatelle, age 68, has served as a director of the Company since November 4, 2005, as a director of VirtualScopics, LLC since August 2001, as Chairman of the board of directors of the Company since November 4, 2005, and as the Chairman of the board of directors of VirtualScopics, LLC since August 2002. Mr. Bagatelle has been a managing director of Loeb Partners Corporation since 1988, where his responsibilities include all elements of corporate finance. Specific activities cover identifying, financing and monitoring investments in small and medium size companies, providing advisory services on mergers, acquisitions, divestitures and restructurings, and advising on, managing and co-managing public offerings. Loeb Partners is a full service investment banking firm based in New York City. Mr. Bagatelle is a general partner of Loeb Investors Company 147, L.P., one of our stockholders. Mr. Bagatelle is also a director of FuelCell Energy, Inc. (FCEL) and Electro Energy Inc. (EEEI), as well as several private companies. He received his M.B.A. degree from Rutgers University and his B.A. degree in economics from Union College.

Robert Klimasewski, age 64, has served as a director of the Company since November 2005, Vice Chairman since August 2006 and a director of VirtualScopics, LLC since inception. He served as Chief Executive Officer of the Company from November 2005 through August 2006 and as President and Chief Executive Officer of VirtualScopics, LLC from June 2005 to November 2005. Mr. Klimasewski served as President and Chief Executive Officer of Transcat, Inc. (formerly Transmation, Inc.) (NASDAQ: TRNS), a publicly-held global distributor of professional grade test, measurement and calibration instruments, from 1994 to 1998, when he relinquished those titles and assumed the role of Chairman of the Board of Transcat. In 2002, Mr. Klimasewski stepped down as Chairman of the Board of Transcat and was re-appointed President and Chief Executive Officer. He served in those roles until 2004, when he retired. Mr. Klimasewski remains on Transcat’s board of directors. He also was a co-founder of Burleigh Instruments Inc., a manufacturer of precision scientific instrumentation, which was sold in December 2000. He served for 18 years on the board of directors of Laser Power Corporation, a publicly-held company, until its sale in 2000. He currently serves on the board of directors of Lumetrics, Inc. and The University Technology Seed Fund. He is a member of the University of Rochester’s Visiting Committee for the School of Engineering and Applied Science. Mr. Klimasewski holds B.S. and M.S. degrees in optical engineering from the University of Rochester.

Dr. Saara Totterman, M.D., Ph.D., age 66, has served as a director of the Company since November 2005, and as a director of VirtualScopics, LLC since its inception. Dr. Totterman is one of VirtualScopics, LLC’s founders, has served as the Chief Medical Officer and a director of VirtualScopics, LLC since its inception. She is responsible for both setting the strategic direction for the medical research that we undertake, as well as ensuring thorough medical oversight for all the clinical programs that the Company conducts. Prior to founding VirtualScopics, LLC, she served as the director of the MR Center at the University of Rochester Medical Center having full responsibility for the operation of the center with profit and loss oversight for $35 million in annual revenues. Dr. Totterman is internationally recognized as an authority in musculoskeletal CT and MRI, having over 100 publications in peer-reviewed journals and making over 120 presentations at international meetings. She has also contributed to the writing of 11 book chapters and is a reviewer for Radiology, the highest ranked radiological journal in the world, for which she has won several awards. Dr. Totterman’s main research concentration has been MR imaging technology development and image segmentation, which have formed the foundation for its technology. She has extensive experience in multidisciplinary research, collaborating with engineering and physics scientists and is frequently sought out as an advisor to the pharmaceutical industry. She received her M.D. degree at the University of Oulu, Finland, her Ph.D. in medicine at the University of Bergen, Norway and her B.A. degree in medicine from the University of Oulu, Finland.

Terence Walts, age 59, has served as a director of the Company since December 2005.  Mr. Walts was President, Chief Executive Officer and a director of Refocus Group, Inc., (OTCBB: RFCG) a late stage medical device company engaged in research and development for treatments of eye disorders, from September 2002 through October 2005. Prior to that position, Mr. Walts acted as a consultant to medical startup companies and held positions with, among others, ONCOSE, Inc., an in-vitro diagnostics company and  Medjet, Inc., an early stage medical devices company.  He served as Senior Vice President of CIBA Vision, a diversified eye care company from 1988 to 1998.  He holds a BS in Marketing from Indiana University and a MBA from the University of Notre Dame.

Sidney Knafel, age 76, has served as a director of the Company since November 2005, and a director of VirtualScopics, LLC since August 2001. Mr. Knafel is presently the managing partner of SRK Management Company, a private investment company. He also serves as Chairman of BioReliance Corporation, a biological testing company, and Chairman of Insight Communications Company, a cable communications company. Mr. Knafel is a director of IGENE Biotechnology, Inc. (PNK: IGNE) and General American Investors Company, Inc. (NYSE: GAM) as well as several private companies. He is a graduate of Harvard College and the Harvard Graduate School of Business Administration.

Colby Chandler, age 82, has served as a director of the Company since December 2005. Mr. Chandler retired from Eastman Kodak Company in 1990 after 40 years of service. Mr. Chandler served as the President of Eastman Kodak Company from 1977 until his retirement, and as the chairman of the board of directors and Chief Executive Officer of Eastman Kodak Company from 1983 until his retirement. Mr. Chandler has also served on the board of directors of Ford Motor Company, JC Penney Company, Citicorp and Digital Equipment Corporation. Mr. Chandler has a bachelor’s degree in engineering physics from the University of Maine and a master’s degree in industrial management from Massachusetts Institute of Technology.

Charles Phelps, Ph.D., age 63, has served as a director of the Company since December 2005. Dr. Phelps has been the provost of the University of Rochester (University of Rochester is a stockholder of the company), since 1994. Prior to that position, Dr. Phelps was the chair of the Department of Community and Preventive Medicine in the University of Rochester’s School of Medicine and Dentistry. Prior to working at the University of Rochester, Dr. Phelps served as a senior staff economist and as a director of the RAND Corporation. Dr. Phelps has a bachelor's degree in mathematics from Pomona College, an MBA in hospital administration from the University of Chicago, and a doctorate in business economics from the University of Chicago.

The Board recommends a vote “for” the election of all nominees as directors.

Board of Director and Committee Meetings

During 2006, VirtualScopics’ Board of Directors held five meetings. During 2006, the Compensation Committee met three times, the audit committee met four times and the nominating committee met once. No director attended fewer than 75% of the 2006 Board of Directors meetings. It is our policy to have each director attend the annual meeting of stockholders, barring any reasonable conflicts. In 2006, six directors attended the annual meeting of the stockholders.

The independent directors on our Board of Directors meet in regularly scheduled meetings at which only independent directors are present.

Board of Director Committees

Audit Committee. The Audit Committee is composed of Charles Phelps (Chairman), Warren Bagatelle and Colby Chandler. The responsibilities of the Audit Committee are more fully set forth in the Audit Committee Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

The Audit Committee reviews with the independent accountants the results of the audit engagement, approves professional services provided by the accountants including the scope of non-audit services, if any, and reviews the adequacy of our internal accounting controls. Our Board of Directors has determined that that each of the members of the committee is independent in accordance with applicable rules of Nasdaq and the SEC and that Warren Bagatelle meets the qualifications as “audit committee financial expert” as that term is defined in Item 401(e) of Regulation S-B under the Securities Exchange Act of 1934, as amended, or the Exchange Act, and that all three members meet Nasdaq's financial literacy criteria. The Board of Directors have also determined that Mr. Bagatelle is independent even though he falls outside of the “safe harbor” definition set forth in SEC Rule 10A-3(e)(1)(ii) because he is a general partner of Loeb Partners Company 147, L.P., which owns in excess of 10% of our Common Stock. In making this determination, among other things, the Board of Directors considered Mr. Bagatelle’s history of service and the percentage of stock held by others.

Compensation Committee. The Compensation Committee is composed of Colby Chandler (Chairman), Charles Phelps and Terence Walts. Our Board of Directors has determined that each of the members of the committee is independent in accordance with applicable Nasdaq rules. The responsibilities of the Compensation Committee are to oversee the compensation structure of the officers of the Company as well as authorization of granting of equity instruments to employees, directors and consultants. The Compensation Committee does not have a Charter.

The Compensation Committee has broad authority to review management's performance, assess market competition and set guidelines for compensation of our directors and executive officers. The committee does not delegate its authority regarding compensation but does periodically seek input from our president and chief executive officer and chief financial officer. These executive officers, however, are not present during voting or deliberations by the committee about his or her compensation. The committee has not to date sought advice of outside compensation consultants as to the amount or form of management compensation.

Governance and Nomination Committee. The Governance and Nomination Committee is composed of Sidney Knafel (Chairman), Terence Walts and Warren Bagatelle. The Board of Directors has determined that each of the members of the committee is independent in accordance with Nasdaq rules. This committee is responsible for assisting the Board of Directors by identifying individuals qualified to become directors, and to recommend to the Board of Directors nominees for each annual meeting of stockholders; developing and recommending to the Board of Directors the Corporate Governance Guidelines applicable to the Company, leading the Board of Directors in its annual review of the Board of Directors’ performance; and recommending to the Board of Directors director nominees for each committee. The responsibilities of the Governance and Nomination Committee are more fully set forth in the Charter, a copy of which is available without charge at our website, www.virtualscopics.com.

In considering whether to nominate a candidate for election to the Board of Directors, each candidate’s qualifications are considered in their entirety. Our Board of Directors has not established minimum qualifications that nominees must meet in order to be considered for election as a director. The committee reviews nominees suggested by stockholders and advises such stockholders of the outcome of their suggestions. To be considered by the Committee, stockholder nominations must be submitted in writing to the committee addressed to the Company’s headquarters within the timing of stockholder proposals generally. A stockholder (or group of stockholders) wishing to submit a nominating recommendation for an annual meeting of stockholders must ensure that it is received by the Company, as provided above, not later than 120 calendar days prior to the first anniversary of the date of the proxy statement for the prior annual meeting of stockholders. In the event that the date of the annual meeting of stockholders for the current year is more than 30 days following the first anniversary date of the annual meeting of stockholders for the prior year, the submission of a recommendation will be considered timely if it is submitted a reasonable time in advance of the mailing of the Company's proxy statement for the annual meeting of stockholders for the current year.

Code of Ethics

The Company has adopted a Code of Business Conduct and Ethics that is applicable to our directors, officers and employees and can be viewed on our website, www.virtualscopics.com, under the section entitled “Committees and Charters.”

Stock Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of our Common Stock by:

•	each person who is known by us to beneficially own 5% or more of our Common Stock;

•	each of our directors and named executive officers; and

•	all of our current directors and executive officers, as a group.

Except as indicated below, and subject to applicable community property laws, each reported owner has sole voting power and sole investment power with respect to the reported shares.

Common Stock

Name	Number of Common Shares Beneficially Owned(1)	Percentage of Common Shares Beneficially Owned(2)

5% or Greater Stockholders:

University of Rochester (3)	4,641,975	19.9%
Loeb Investors Company 147, LP (4)	4,450,564	19.4%
Dr. Jose Tamez-Pena (5)	1,984,510	8.6%
Pfizer Inc. (6)	1,553,121	6.8%
GE Healthcare (7)	1,218,467	5.3%
Dr. Kevin J. Parker (8)	1,166,445	5.1%

Directors and Executive Officers:

Robert Klimasewski (4)(5)	128,921	*
Warren Bagatelle (4)(5)	4,547,688	19.8%
Molly Henderson (5)	300,000	1.3%
Dr. Saara Totterman (5)	1,198,945	5.2%
Sidney Knafel (4)(5)	41,421	*
Terence Walts (5)	30,000	*
Colby Chandler	-	*
Charles Phelps (9)	-	*
Jeffrey Markin	-	*

Directors & Executive Officers as a group (9 persons)	6,246,975	26.5%

* Less than 1% of outstanding shares of common stock

(1)	Includes options, warrants, convertible stock, and similar rights to purchase shares of VirtualScopics Common Stock that are exercisable within sixty (60) days of March 16, 2007.

(2)
The calculation in this column is based upon 22,977,226 shares of common stock outstanding on March 16, 2007, (which does not include the conversion of series A preferred stock into common stock), plus the number of shares of common stock subject to outstanding options and warrants held by the person with respect to whom the percentage is reported. The shares of common stock underlying such options, warrants, convertible stock and similar rights, are deemed outstanding for purposes of computing the percentage of the person holding such options but are not deemed outstanding for the purpose of computing the percentage of any other person.

(3)
Includes 357,075 shares of common stock which may be purchased upon the exercise of an outstanding warrant. The address of the University of Rochester, 610 Hylan Building, RC Box 270140, Rochester, NY 14627.

(4)
Mr. Bagatelle may be deemed to be the beneficial owner of the shares of common stock owned by Loeb Investors Company 147, LP, a limited partnership in which he is a general partner. Messrs. Klimasewski and Knafel are limited partners in Loeb Investors Company 147, LP, and disclaim any beneficial ownership of such shares. The address for Loeb Investors Company 147, LP is 61 Broadway, Suite 2400, New York, NY 10006.

(5)
Presently reported ownership includes 32,500, 32,500, 300,000, 47,134, 128,921, 41,421 and 10,000 shares issuable under options exercisable within 60 days of March 16, 2007 held by Drs. Totterman and Tamez-Pena, Ms. Henderson and Messrs. Bagatelle, Klimasewski, Knafel and Walts, respectively. Mr. Walts’ reported ownership also includes 20,000 shares issuable upon conversion of series A preferred stock. The address of each is c/o VirtualScopics, Inc., 350 Linden Oaks, Rochester, NY, 14625.

(6)	The address of Pfizer, Inc. is 50 Pequot Ave., MS 6025-C4127, New London, Connecticut 06320.

(7)	Shares owned by GE Medical Systems, a Division of General Electric Company, with an address of 3000 North Grandview Blvd., Waukesha, Wisconsin 53188.

(8)
Shares owned by Dr. Kevin J. Parker, with an address of 166 Superior Road, Rochester, NY 14625. Based solely on a Schedule 13G filed by Mr. Parker dated April 11, 2007, Mr. Parker has sole voting and dispositive power over the shares.

(9)	Mr. Phelps is the Provost of the University of Rochester. Mr. Phelps disclaims any beneficial ownership of the shares owned by the University of Rochester.

(10)	The address of Mr. Markin is ℅ VirtualScopics, Inc. 350 Linden Oaks, Rochester, New York 14625.

Series A Preferred Stock

Name	Number of Preferred Shares Beneficially Owned(1)	Percentage of Preferred Shares Beneficially Owned(2)

5% or Greater Stockholders:

Philip J. Hempleman (3)	1,500	34.8%
Dareen Investment Group (4)	750	17.4%

(1)
Includes all shares of series A preferred stock held. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of series A preferred stock. Each share of series A preferred stock is initially convertible into 400 shares of common stock at any time.

(2)
The calculation in this column is based upon 4,310 shares of series A preferred stock outstanding on March 16, 2007. There are currently no options, warrants, convertible stock, or similar rights to purchase shares of series A preferred stock.

(3)	Shares owned by Mr. Philip J. Hempleman and the 1998 Hempleman Family Trust, each having an address of Two Dublin Hill Drive, Greenwich, CT 06830.

(4)	Shares owned by Dareen Investment Group Limited, with an address of Mill Mall, Suite 6, Wickhams Cay 1, PO Box 3085, RoadTown, Tortola, BVI.

Section 16(a) Beneficial Ownership Reporting Compliance

Based solely upon a review of Forms 3, 4 and 5, and amendments thereto, furnished to the Company pursuant to Rule 16a-3(d) during the year ended December 31, 2006, no person, who at any time during the year was a director, executive officer or beneficial owner of more than 10% of any class of our common stock, failed to file on a timely basis reports required by Section 16(a) of the Exchange Act.

Communications With Directors

Stockholders who wish to communicate with the Board of Directors or any individual director can write to:

VirtualScopics, Inc.
Board Administration
350 Linden Oaks
Rochester, New York 14625

The letter should indicate that the sender is a stockholder. Depending on the subject matter, management will:

•	forward the letter to the director or directors to whom it is addressed;

•	attempt to handle the matter directly (as where information about the Company or our stock is requested), or

•	not forward the letter if it is primarily commercial in nature or relates to an improper or irrelevant topic

A summary of all communications that were received since the last meeting and were not forwarded will be presented at each meeting of our Board of Directors along with any specific communication requested by a director.

Executive Officers

In addition to Mr. Markin, VirtualScopics’ additional executive officer is Molly Henderson, Chief Financial Officer and Vice President of Finance.

Molly Henderson, has served as Chief Financial Officer and Vice President of Finance of the Company since May 2003. She served as VirtualScopics, LLC’s Controller from October 2002 to May 2003. Ms. Henderson previously served as the Corporate Controller of Ultralife Batteries, Inc., (NasdaqNM: ULBI) a publicly-held provider of high performance lithium battery solutions. Ms. Henderson’s primary functions at the company include providing strategic direction and overseeing all financial related matters, as well as overseeing and ensuring proper accounting standards of the company. Earlier in her career, she was a Manager in the audit division of PricewaterhouseCoopers LLP, and her clients included Bausch & Lomb, Inc., Frontier Communications, Tropicana and FF Thompson Health System. Ms. Henderson received her M.B.A. and B.S. degrees from the State University of New York at Buffalo.

Executive Compensation

Summary Compensation Table

The following table discloses compensation received by our principal executive officer, former chief executive officer, and our other executive officer, the chief financial officer, (the “named executive officers”) for 2006.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)		All Other Compensation ($)		Total ($)
Jeffrey Markin, President and Chief Executive Officer (1)	2006	$139,615	$30,000	-	$316,125	(2)(3)	$6,014	(4)	$491,754
Robert Klimasewski President and Chief Executive Officer (5)	2006	$65,985	$36,000	-	$175,971	(3)	$8,978	(4)	$286,934
Molly Henderson Chief Financial Officer and Vice President Finance	2006	$112,273	$10,000	-	$249,381	(3)	$1,368	(4)	$373,022

1. Mr. Markin started with the Company on May 1, 2006 as Chief Operating Officer. In August 2006, Mr. Klimasewski stepped down as CEO to return to retirement and Mr. Markin was appointed the President and Chief Executive Officer.

2. On April 28, 2006, Mr. Markin was granted a conditional stock option award under a new plan to be created and approved by stockholders, to purchase 500,000 shares of our common stock. The exercise price of the stock options is $4.00 per share and the options vest over four years beginning on the first anniversary of the date of grant.

3. The option award value represents compensation expense we recorded during 2006. Per SEC rules, the amount excludes forfeitures for service-based vesting conditions. Amounts calculated utilizing the provisions of SFAS No. 123(R). We adopted SFAS No. 123(R) using the modified prospective transition method on January 1, 2006.

4. The Company provides the named executive officers with standard employee medical, dental, group life and disability coverage. These amounts are the total premiums paid by the Company for such standard coverage.

5. Mr. Klimasewski was elected CEO of VirtualScopics in June 2005. In November 2005, the Board of Directors granted to Mr. Klimasewski an option to purchase 700,000 shares of our common stock at an exercise price of $2.50 per share, with 350,000 subject to forfeiture if Mr. Klimasewski was not employed by the Company as the CEO on the first anniversary of the grant date. As a result of Mr. Markin’s appointment to CEO, the 350,000 conditional stock options were cancelled in 2006.

Employment Agreements.

We entered into an employment agreement with Mr. Markin in connection with his appointment as the Chief Operating Officer in 2006. The terms of such employment agreement also govern Mr. Markin’s employment as Chief Executive Officer. The agreement provides for an employment term at-will, an annual base salary of $220,000, a bonus of $30,000 in 2006 upon the achievement of certain Company performance targets and covenants restricting Mr. Markin’s ability to compete with the Company. The performance targets for 2006 are based on the Company’s achievement of revenue and operating income thresholds, which were confirmed by the Compensation Committee. For 2007 the bonus percentage range is 0% to 30% of eligible base pay, but the Chief Executive Officer is not eligible for a bonus unless the Company meets the initial threshold for financial performance. Additionally, Mr. Markin was granted 500,000 stock options under a new plan to be created and approved by the stockholders of the Company. The exercise price of the stock options granted to Mr. Markin is $4.00 per share and such stock options will vest over four (4) years. The Compensation Committee authorized a 2007 base pay increase for the Chief Executive Officer to $238,000.

2007 Bonus Plan

The Compensation Committee has established the 2007 Bonus Plan. The 2007 Bonus Plan covers the Chief Executive Officer, management employees including the Chief Financial Officer, and other employees.

The 2007 Bonus Plan provides performance criteria based upon meeting certain financial and operational targets in the 2007 fiscal year. If our performance meets or exceeds the staged targets in the Plan, the participating employees may receive cash incentive bonus payments equal to a percentage of an employee’s eligible base pay, amounts may be further adjusted for individual performance. With respect to the Chief Executive Officer, the bonus percentage range is 0% to 30% of eligible base pay. For management employees the bonus percentage range is 2% to 15% of eligible base pay. The Chief Executive Officer is not eligible for a bonus unless the Company meets the initial threshold for financial performance. Employees other than the Chief Executive Officer may receive a discretionary bonus if our performance results do not meet the threshold. The Committee may adjust the bonus amounts on a discretionary basis for individual performance, and for our results above the maximum thresholds.

Outstanding Equity Awards at Fiscal Year-End

The following table provides information on outstanding equity awards made to our named executive officers that were outstanding at December 31, 2006.

	Option Awards						Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)		Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock That Have Not Vested ($)
Jeffrey Markin, President and Chief Executive Officer	0	500,000	(1)		$4.00	4/28/2016	-		-

Robert Klimasewski President and Chief Executive Officer	36,000 5,421	0 0		$ $	0.70 2.25	8/16/2011 2/14/2013	2,333	(4)	$4,479	(5)
	87,500	262,500	(2)		$2.50	11/5/2015

Molly Henderson Chief Financial Officer and Vice President-Finance	10,000 5,500 134,500 25,000	/0 /0 0 0		$ $ $ $	1.81 2.25 2.25 2.25	9/30/2012 2/14/2013 10/30/2013 12/31/2013	-		-
	125,000	104,685	(3)		$2.25	9/9/2015

1. These options were granted on April 28, 2006, subject to stockholder approval under the 2006 Long-Term Incentive Plan. These options vest in four increments of 25% commencing on April 28, 2007 and on each of the three anniversaries thereafter.

2. These options were granted on November 5, 2005. These options vest in four increments of 25% commencing on November 5, 2006 and on each of the three anniversaries thereafter.

3. These options were granted on September 9, 2005 under the 2005 Long-Term Incentive Plan. The options vest in 3 increments of 50%, 25% and 25%, respectively, commencing on September 9, 2006 and on each of the 2 anniversaries thereafter.

4. Estimated number of shares payable as directors fees for 2006, subject to stockholder approval of the 2006 Long-Term Incentive Plan, and subsequent Board approval of the specific issuance.

5. For shares issuable as described in Note 4, based on the closing market price of the Company’s common stock on December 30, 2006, on the Nasdaq Capital Market.

Director Compensation

The following table presents compensation earned by each nonemployee member of our Board of Directors for 2006.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
(a)	(b)	(c)(1)	(d)	(e)	(f)	(g)	(h)
Warren Bagatelle	$10,000	$5,000	-	-	-	-	$15,000
Colby Chandler	-	$17,500	-	-	-	-	$17,500
Robert Klimasewski(2)	-	$6,000	-	-	-	-	$6,000
Sidney Knafel	-	$12,500	-	-	-	-	$12,500
Jeffrey Markin(3)	-	-	-	-	-	-	-
Charles Phelps	-	$16,750	-	-	-	-	$16,750
Saara Totterman(3)	-	-	-	-	-	-	-
Terence Walts	-	$14,500	-	-	-	-	$14,500

1.
Under the Independent Director Incentive Plan, directors may elect to receive the annual retainer of $5,000 and per meeting fees in the form of cash or our common stock. The non-employee directors have elected to receive such fees earned in 2006 in the form of our common stock. The stock awards in this column are subject to stockholder approval of the 2006 Long-Term Incentive Plan, under which the shares will be issued, and subsequent Board approval of the issuance of the shares. The estimated number of shares to be issued to the non-employee directors following such stockholder and Board approval is as follows: Mr. Bagatelle, 1,800 shares; Mr. Chandler, 6,200 shares; Mr. Klimasewski, 2,300 shares; Mr. Knafel, 4,500 shares; Mr. Phelps, 6,000 shares; and, Mr. Walts, 5,200 shares.

2.
Includes compensation for Mr. Klimasewski’s service as a director. Mr. Klimasewski served as chief executive officer until August 10, 2006. Information regarding compensation for his service as a named executive officer for the fiscal year ended December 31, 2006 can be found in the Summary Compensation Table appearing herein.

3.
Mr. Markin and Dr. Totterman are employees and do not receive compensation for their services as a director and are not a member of any committee of the Board of Directors of the Company. Information regarding compensation for Mr. Markin’s services as a named executive officer for the fiscal year ended December 31, 2006 can be found in the Summary Compensation Table appearing herein.

Independent Director Compensation Plan

We have established the Independent Director Compensation Plan. This plan covers all independent non-employee directors as determined in accordance with the Board of Director’s annual determination of independence for Nasdaq listing standards compliance. The plan provides for compensation elements comprised of: an initial stock option grant; annual remuneration; and, per meeting fees.

Initial Stock Option Grant. Each participating director is entitled to receive a one-time stock option grant covering 25,000 shares of our common stock. The stock options are granted under the 2006 Long-Term Incentive Plan, or 2006 Plan, subject to stockholder approval of the 2006 Plan, and an exercise price not below any existing anti-dilution trigger price applicable to us. The stock options vest in ¼ increments annually over 4 years beginning on the date of grant. The options are granted at the first Board meeting attended by a director, however, each of the incumbent directors serving in 2006 at the time of adoption of the Plan is eligible to receive this initial grant upon adoption of the Plan.

Annual Retainer. Each participating director is entitled to receive an annual retainer in the amount of $5,000. The annual cash retainer will be paid in restricted stock from shares reserved under the 2006 Plan, until such time as the Compensation Committee determines the cash position of the Company would allow it to be paid in cash. The shares may contain vesting and other restrictions as determined by the Compensation Committee at the time of grant. Payments will be made quarterly on or about the first business day following the end of a quarter for the previous quarter. The stock price at the close of business on the last business day of the quarter will be used to calculate the number of share equivalents during the period where stock is substituted for cash. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us.

Annual Option Grant. Each participating director will be eligible to receive an annual grant of stock options under the 2006 Plan. The amount of the grant will be determined by the Compensation Committee each year at or about the February Board meeting, utilizing performance criteria set forth under the 2006 Plan. The number of options awarded on that date will be determined utilizing the Black-Scholes pricing model to determine a per share “value” divided into an amount up to $15,000, provided that the exercise price shall not be below any existing anti-dilution trigger price applicable to us.

Per Meeting Fees. Participating directors will be entitled to receive the following meeting fees:

Board Meetings	$1,500
Committee Meetings	$500
Committee Chair	$750

Directors will not be paid for more than one meeting per day. In the event there are multiple meetings, payment will be made for the meeting requiring the highest fee. Payment can be taken in the form of cash or shares common stock under the 2006 Plan, at the discretion of each director. For administrative purposes, each director will be asked to declare his or her choice on the date of each annual shareholders meeting for the coming year. For those directors electing to take meeting fees in the form of shares, the stock price at the close of business on the last business day of the quarter will be used to calculate the number of shares issued in lieu of cash for the quarter. Such price, however, shall not be below any existing anti-dilution trigger price applicable to us

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Pfizer Clinical Imaging and Services Agreement

Concurrent with Pfizer’s equity investment in VirtualScopics, LLC in June 2002, VirtualScopics, LLC entered into a Clinical Imaging and Services Agreement with Pfizer. This agreement was renewed for a two-year period commencing August 2005 and further renewed in November 2006. The agreement is intended to assist VirtualScopics, LLC in further developing and validating its image analysis software and image-based biomarkers through testing by Pfizer. The agreement automatically renews in one-year terms at the end of the current two-year term. Pfizer may terminate the agreement for any or no reason on 30 days’ advance notice.

Loans from Related Parties

In November 2002, VirtualScopics received two loans from two significant stockholders Dr. Saara Totterman and Dr. Jose Tamez-Pena. Specifically, VirtualScopics issued promissory notes to these persons in the following amounts: Dr. Jose Tamez-Pena, $150,000; and, Dr. Saara Totterman, $90,000. The unpaid principal and interest under the notes is paid quarterly ending on December 31, 2007 at an interest rate of 5.75% per year.

MRI Machine

In December 2002, VirtualScopics, LLC received an investment of $2,450,000 from GE Medical Systems for 1,088,889 of VirtualScopics, LLC series C preferred units. These units were converted into shares of our Common Stock. Upon receipt of the proceeds of this investment, VirtualScopics, LLC purchased an MRI machine from this investor for $2,300,000. During 2003, the equipment was sold to the University of Rochester, a related party, for $2,300,000. VirtualScopics, LLC received a payment of $1,250,000 from the University of Rochester in addition to retaining the right to use the machine exclusively one day a week through 2010. The advanced use of the equipment of $1,050,000 was recorded as a deferred asset on the balance sheet as of December 31, 2006 and is being amortized based on usage over the life of the agreement. The equipment will be used by us for research and to broaden our ability to service our customers.

PROPOSAL 2 - INDEPENDENT REGISTERED PUBLIC ACCOUNTANTING FIRM

Subject to stockholder ratification, our Audit Committee has appointed Marcum & Kliegman, LLP to serve as our Independent Registered Public Accounting Firm for the year ending December 31, 2007. Selection of our Independent Registered Public Accounting Firm is not required to be submitted to a vote of the stockholders. However, we are submitting this matter to the stockholders as a matter of good corporate governance. Even if the appointment is ratified, the Audit Committee may, in its discretion, appoint different independent auditors at any time during the year if they determine that such a change would be in the best interests of the Company and its stockholders. Approval of the proposal to ratify the appointment of Marcum & Kliegman LLP requires the approval of a majority of the shares present in person or represented by proxy at the annual meeting.

Representatives of Marcum & Kliegman, LLP are expected to be present at the Annual Meeting. They will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

The Board of Directors recommends a vote "FOR" this proposal.

Changes in Independent Public Accountants

On November 4, 2005, in connection with the reverse acquisition exchange transaction with VirtualScopics, LLC, we terminated Most & Company, LLP, or Most & Co., as our independent registered public accounting firm. Most & Co. audited our financial statements for the fiscal year ended August 31, 2005. We replaced of Most & Co. following the exchange transaction, in which the former members of VirtualScopics, LLC acquired a majority of the outstanding shares of our Common Stock. VirtualScopics, LLC is our primary business unit, and the firm of Marcum & Kliegman LLP was the independent registered public accountants of VirtualScopics, LLC. We believe that it is in our best interest to have Marcum & Kliegman LLP continue to work with our business, and we therefore retained Marcum & Kliegman LLP as our new independent registered public accounting firm effective as of November 4, 2005. Marcum & Kliegman LLP is located at 655 Third Avenue, 16th Floor, New York, New York 10017.

The appointment of Marcum & Kliegman LLP was recommended and approved by our board of directors. During the two most recent fiscal years, and interim periods prior to retaining them, we did not consult Marcum & Kliegman LLP regarding either: (i) the application of accounting principles to a specified transaction, completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or (ii) any matter that was either the subject of a disagreement as defined in Item 304(a)(1)(iv) of Regulation S-B or a reportable event as described in Item 304(a)(1)(v) of Regulation S-B.

Prior to the exchange transaction mentioned above, ConsultAmerica’s fiscal year was August 31st. Most & Co.’s report on our financial statements for the fiscal year ended August 31, 2005 did not contain any adverse opinion or disclaimer of opinion and was not qualified as audit scope or accounting principles, however such year-end report did contain a modification paragraph that expressed substantial doubt about our ability to continue as a going concern.

During the our fiscal year ended August 31, 2005, (i) there were no disagreements between us and Most & Co. on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Most & Co., would have caused Most & Co. to make reference to the subject matter of the disagreement in connection with its reports and (ii) there were no “reportable events,” as described in Item 304(a)(1)(iv) of Regulation S-B. The decision to replace Most & Co. was not the result of any disagreement between us and Most & Co. on any matter of accounting principle or practice, financial statement disclosure or audit procedure. Our Board of Directors deemed it in our best interest to change independent auditors following the closing of the exchange transaction.

Audit Committee Report

The Audit Committee has reviewed and discussed with management the Company’s consolidated financial statements audited by Marcum & Kliegman, including the balance sheet as of December 31, 2006, and the consolidated statements of operations, cash flows and stockholders’ equity for the two fiscal years ended December 31, 2006. It also discussed with Marcum & Kliegman the matters required to be discussed by Statement on Auditing Standards No. 61, as amended, including the role of the auditor, the Company’s significant accounting policies, the methodology used by management in making significant accounting estimates and the basis for the auditor’s conclusions regarding the reasonableness of those estimates, the methodology used by management in making significant adjustments in the financial statements, any disagreements with management over the application of accounting principles, the basis for management’s accounting estimates and the disclosures in the financial statements, any difficulties encountered in performing the audit, and certain other matters. Marcum & Kliegman has provided the Committee with the written disclosures and letter required by Independent Standards Board Statement No. 1 and the Committee has discussed with Marcum & Kliegman, Marcum & Kliegman’s independence.

Based on the review and discussions mentioned above, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in the Company’s Annual Report on Form 10-KSB for 2006 for filing with the SEC.

Respectfully submitted,

The Audit Committee: Charles Phelps, Chair Warren Bagatelle Colby Chandler

Fees for Audit and Other Services

The following table shows the fees billed or expected to be billed to us for the audit and other services provided by Marcum & Kliegman for 2006 and 2005:

	2006	2005
Audit Fees	$170,173	$137,195
Audit Related Fees	-	-

Total Audit and Audit Related Fees	170,173	137,195

Tax Fees	-	-

Total Fees	$$170,173	$137,195

Audit Fees. This category includes the audit of our consolidated financial statements, and reviews of the financial statements included in our Quarterly Reports on Form 10-QSB. This category also includes advice on accounting matters that arose during, or as a result of, the audit or the review of interim financial statements, SEC registration statements and comfort letters.

Audit Related Fees. The services for fees under this category include other accounting advice.

Tax Fees. These fees relate to the preparation and review of tax returns, tax planning and tax advisory services.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

The Audit Committee administers our engagement of Marcum & Kliegman LLP and pre-approves all audit and permissible non-audit services on a case-by-case basis. In approving non-audit services, the Audit Committee considers whether the engagement could compromise the independence of Marcum & Kliegman LLP, and whether for reasons of efficiency or convenience it is in our best interest to engage its independent auditor to perform the services. The Audit Committee has determined that performance by Marcum & Kliegman LLP of the non-audit services listed above did not affect their independence.

Prior to engagement, the Audit Committee pre-approves all independent auditor services. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval categories. In those instances, the Audit Committee requires that those services be submitted to the Audit Committee for specific pre-approval before the Company can engage for them. The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated reports any pre-approval decisions to the Audit Committee at its next scheduled meeting.

PROPOSAL 3 - VIRTUALSCOPICS, INC. 2006 LONG TERM INCENTIVE PLAN

Upon the recommendation of the Compensation Committee, the Board of Directors has adopted the VirtualScopics, Inc. 2006 Long Term Incentive Plan, or the 2006 Plan, and is submitting it to the stockholders or approval. If approved by the stockholders, the 2006 Plan will become “effective” (as such term is used in the 2006 Plan) as of April 12, 2007. The Compensation Committee has made conditional awards under the 2006 Plan which are subject to approval by stockholders of the 2006 Plan.

The 2006 Plan is a new long-term stock incentive plan intended to promote our long-term financial performance by attracting, retaining, and motivating highly qualified employees, directors, advisors and consultants through opportunities for equity-based incentive compensation and for ownership of our stock.

We presently maintain the VirtualScopics, LLC 2005 Long-Term Incentive Plan and the VirtualScopics, LLC 2001 Long-Term Incentive Plan, initially adopted by our subsidiary, VirtualScopics, LLC. In connection with the November 2005 exchange transaction between VirtualScopics, LLC and ConsultAmerica, Inc., we agreed to issue shares of our common stock upon exercise of the VirtualScopics, LLC options. This presently obligates us to issue 2,301,319 shares. We also agreed in connection with the exchange transaction and concurrent private placement that no further options would be granted under those plans.

Since we may not make additional awards under these existing plans, we are in need of a broad based stock incentive plan to make market-competitive grant levels to directors, employees and consultants. The 2006 Plan is integral to our compensation strategies and programs and will provide the flexibility that we need to keep pace with competitors and effectively recruit, motivate and retain the caliber of employees, directors and consultants essential for achievement of our success. We believe that adoption of the 2006 Plan will enhance long-term stockholder value by offering eligible individuals opportunities to acquire an equity interest and link their interests and efforts to the long-term interests of our stockholders.

The Board’s approval of the 2006 Plan is subject to the stockholder approval. Stockholder approval is desired, among other reasons, to ensure the tax deductibility by us of awards under the 2006 Plan for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended, or the Code, and to meet the listing requirements of the Nasdaq Capital Market.

The material features of the 2006 Plan are summarized below. The summary is qualified in its entirety by reference to the specific provisions of the 2006 Plan, the full text of which is set forth as Exhibit A to this Proxy Statement.

Please refer to the sections captioned “Outstanding Equity Awards at Year End” under “Compensation of Executive Officers,” and “Equity Compensation Plan Information,” below for important information regarding our other equity compensation plans and proposed amendments to certain awards outstanding thereunder.

Material Terms of the 2006 Plan

The purpose of the 2006 Plan is to increase stockholder value by promoting growth and profitability, to provide certain employees, directors, consultants and advisors with an incentive to achieve corporate objectives and to attract and retain employees, directors, consultants and advisors of outstanding competence. Grants under the Plan may be stock options or awards of stock.

Administration of Plan

The 2006 Plan will be administered by the Compensation Committee of our Board of Directors or another committee appointed by the Board of Directors.

Shares Available for Issuance

The aggregate number of shares of our common stock available for issuance under the 2006 Plan is 2,500,000 shares, which represents approximately 9% of the outstanding shares of our common stock as of the record date, plus those shares of our common stock issuable upon conversion of our outstanding Series A Preferred Stock. The common stock issuable under the 2006 Plan may be authorized but unissued shares or issued shares that we hold as treasury stock. If all or any portion of an award is forfeited or expires or terminates without the issuance of shares of stock, then the shares covered by that award (or portion of award) will again be available for grant under the 2006 Plan. However, shares that are tendered by a grantee or retained by us as payment for the exercise price of an award or to satisfy tax withholding obligations will not be available for issuance again under the 2006 Plan.

If there is any change in our common stock by reason of a merger, consolidation, reorganization, recapitalization, stock dividend, stock split or other similar change in our corporate structure or capitalization that affects the outstanding common stock, the Committee will make appropriate adjustments to the number and kinds of shares (or other securities) which may thereafter be subject to awards granted under the 2006 Plan, to the affected provisions of the 2006 Plan, and to the outstanding awards under the 2006 Plan.

Eligibility for Awards

Any employee, including any officer or employee-director, or non-employee director, of, and any consultant or advisor to, us or an affiliate and certain former employees of us shall be eligible to receive awards, subject to any restrictions imposed by applicable law. Our Compensation Committee determines who will receive awards, the types of awards, the number of shares subject to the awards, and the terms of the award consistent with the limitations of the 2006 Plan. The Compensation Committee, consistent with applicable law, may delegate to one or more officers of us or any affiliate, or a committee of such officers, the authority to make, modify or cancel awards to employees who are not officers or directors. As of March 1, 2007, we had 51 employees who would be eligible to participate in the Plan.

Terms of Awards Generally

Awards under the 2006 Plan will be reflected in an award agreement with the participant. Our Compensation Committee determines who will receive awards, the types of awards, the number of shares subject to the awards, and the terms of the award consistent with the limitations of the 2006 Plan. The terms need not be the same for each award. The term of any award may not be more than ten years from its grant date. The Committee may design any award to meet the requirements for "performance-based compensation" under Section 162(m) of the Code. Whether or not provided by an award agreement, the Committee may accelerate the exercisability or vesting of any award at any time and for any reason. If a change of control of the Company occurs, then, except as the Board may expressly provide beforehand, all outstanding awards will become fully exercisable and fully vested and all restrictions on such awards will lapse.

Awards under the 2006 Plan may not be transferred other than by will or the laws of descent and distribution, or, other than an incentive stock option, to the extent permitted under the terms of the award, by gift or domestic relations order to a family member or family controlled trust.

The Compensation Committee may cancel any unexpired, unpaid or deferred awards if at any time the Participant is not in compliance with all applicable provisions of the award agreement, the Plan and the participant’s confidentiality agreement with us. The Compensation Committee may also cancel any award at any time prior to the exercise thereof, if the participant’s employment is terminated, other than by reason of death, unless the participant, among other things, acknowledges compliance with conditions award agreement, the Plan and the participant’s confidentiality agreement with us.

Types of Awards

Awards under the Plan may consist of stock options (both incentive and non-qualified options), stock appreciation award and restricted stock. No more than 1,000,000 shares may be issued for incentive stock options. For any award intended to be “performance-based compensation” under Section 162(m) of the Code, no more than 1,000,000 shares may be subject to options and stock appreciation rights granted to any one individual during any calendar-year period, and no more than 500,000 shares and no more than $1,500,000 may be subject to such other awards granted to any one individual during any calendar-year period for other types of awards. No more than 1,000,000 shares may be issued pursuant to restricted stock awards or performance awards.

Stock Options. Stock options are grants of options to purchase shares. An option may be intended to qualify as an incentive stock option under Section 422 of the Internal Revenue Code of 1986, or a non-qualified option that is not an incentive stock option. The Compensation Committee will determine the term, when the option becomes exercisable and the exercise price. The option term may not exceed ten years from the date of grant. The exercise price for a share under a non-qualified option must be at least 100% of the fair market value of a share on the date the option is granted. Incentive stock options may be granted only to employees, and the exercise price for a share under an incentive stock option must be at least 100% of the fair market value of a share on the date the option is granted. The exercise price of an option is payable in cash or, if permitted by the Committee, by the grantee's delivery of shares of our common stock. The shares delivered or retained will be valued at their fair market value on the date of exercise. For the purposes of the 2006 Plan, the fair market value means the final quoted sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported on the Nasdaq Capital Market. On March 16, 2007, the final quoted sales price of our common stock was $1.55 based on the closing price of the common stock on the Nasdaq Capital Market on such date.

Stock Appreciation Rights. The Compensation Committee may grant to a participant an award of Stock Appreciation Rights, or SARs, which entitles the participant to receive, upon its exercise, a payment equal to (i) the excess of the fair market value of a share of common stock on the exercise date over the SAR exercise price, times (ii) the number of shares of common stock with respect to which the SAR is exercised. The exercise price, term, methods of exercise, methods of payment or settlement, including whether such SAR shall be paid in cash or shares, is determined by the Committee. The term of a SAR may not be longer than ten years from the date of grant.

Restricted Stock. The Compensation Committee may award to a participant shares of common stock subject to specified restrictions. Shares of restricted stock are subject to forfeiture if the participant does not meet certain conditions such as continued employment over a specified forfeiture period and/or the attainment of specified performance targets over the forfeiture period. The Committee will determine any vesting requirements, restrictions on resale or other disposition, and repurchase rights of the shares of stock awarded.

For participants who are subject to Section 162(m) of the Code, the Company performance targets described in the preceding two paragraphs may be established by the Compensation Committee, in its discretion, based on one or more of the following measures, or performance objectives:

•	return on equity,

•	diluted earnings per share,

•	total earnings,

•	earnings growth,

•	return on capital,

•	return on assets,

•	earnings before interest and taxes,

•	sales,

•	sales growth,

•	gross margin return on investment,

•	increase in the fair market value of the stock,

•	share price (including but not limited to, growth measures and total stockholder return),

•	net earnings,

•	cash flow (including, but not limited to, operating cash flow and free cash flow),

•	cash flow return on investment (which equals net cash flow divided by total capital),

•	inventory turns,

•	financial return ratios,

•	total return to shareholders,

•	market share,

•	earnings measures/ratios,

•	economic value added (EVA),

•	balance sheet measurements such as receivable turnover,

•	internal rate of return,

•	increase in net present value or expense targets,

•	working capital measurements (such as average working capital divided by sales),

•	customer satisfaction surveys, and

•	productivity.

These performance objectives may provide for adjustments to exclude the impact of any significant acquisitions or dispositions of businesses, one-time non-operating charges, or accounting changes (including the early adoption of any accounting change mandated by any governing body, organization or authority).

Performance Awards. The Compensation Committee may grant performance awards to participants under such terms and conditions as the committee deems appropriate. A performance award entitles a participant to receive a payment based upon the attainment of predetermined performance objectives over a specified award period. Performance awards may be paid in cash, shares of common stock or a combination thereof, as determined by the Compensation Committee.

Award periods will be established at the discretion of the Compensation Committee. The performance objectives will also be determined by the committee. With respect to participants subject to Section 162(m) of the Code, the applicable performance targets will be established, in the Compensation Committee’s discretion, based on one or more of the performance objectives described under the section titled “Restricted Stock” above. To the extent that a participant is not subject to Section 162(m) of the Code, when circumstances occur that cause predetermined performance targets to be an inappropriate measure of achievement, the Compensation Committee, at its discretion, may adjust the performance targets or the amount or value of the performance award.

Amendment and Termination

Our Board of Directors may generally amend or terminate the 2006 Plan without the consent of any stockholder or participant. However, the following amendments require the approval of stockholders: (i) an increase in shares available for awards under the Plan or available for incentive stock options, and performance-based awards; (ii) reduce the minimum option exercise price; or (iii) permit the repricing of options prohibited by Section 3(d) hereof. Adjustments to the number of available shares is permitted without stockholder approval for a stock split, recapitalization or other similar changes in capitalization.

Federal Income Tax Consequences

The material tax consequences of grants under the 2006 Plan to the company and to employees who are U.S. citizens under current U.S. federal income tax laws are as follows:

Non-Qualified Stock Options. The grant of a non-qualified stock option is not a taxable event for the grantee or for the company. Upon the exercise of a non-qualified stock option, the grantee recognizes ordinary income to the extent that the fair market value of the shares received upon exercise of the non-qualified stock option on the date of exercise exceeds the exercise price. In the year that the grantee recognizes ordinary income on exercise of the non-qualified option, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares acquired pursuant to the exercise of a non-qualified stock option, the difference between the sale price and the grantee's basis in the shares (the exercise price paid for the shares plus any ordinary income recognized on exercise of the option) will be treated as a capital gain or loss to the grantee. Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Incentive Stock Options. The grant of an incentive stock option is not a taxable event for the grantee or for the company. A grantee does not generally recognize taxable income upon the exercise of an incentive stock option. Upon the sale of shares received on exercise of an incentive stock option, the grantee recognizes income in an amount equal to the difference, if any, between the exercise price of the shares and the fair market value of those shares on the date of sale. The income is taxed at long-term capital gains rates if the grantee does not dispose of the shares within two years after the date of the grant of the incentive stock option and has held the shares for at least one year after the transfer of the shares on exercise, and we are not entitled to a federal income tax deduction. The holding period requirements are waived when a grantee dies. If a grantee sells shares received on exercise of an incentive stock option either within two years of the date of grant of the option or within one year after the transfer of the shares on exercise, the grantee recognizes ordinary income to the extent of the lesser of (i) the gain realized upon the sale; or (ii) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the grantee has held the shares prior to disposition. In the year of disposition, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes as a result of the disposition. The exercise of an incentive stock option may in some cases trigger liability for the alternative minimum tax.

Stock Appreciation Rights. A participant who is granted stock appreciation rights will normally not recognize any taxable income on the receipt of the SARs. Upon the exercise of a SAR, (a) the participant will recognize ordinary income equal to the amount received (the increase in the fair market value of one share of the Company’s common stock from the date of grant of the SAR to the date of exercise); and (b) the Company will be entitled to a deduction on the date of exercise in an amount equal to the ordinary income recognized by the participant.

Restricted Stock. Generally, the grantee of a restricted stock award recognizes ordinary income in the year of the award in an amount equal to the excess, if any, of the fair market value of the shares received over any amount paid by the grantee for the shares. But, if the shares are subject to forfeiture when awarded, unless the grantee elects to be taxed on the shares in the year of the award, the grantee will not recognize ordinary income until the shares become vested. Absent an election to be taxed in the year awarded, the grantee recognizes ordinary income equal to the excess, if any, of the fair market value of the shares on the date they become vested over any amount paid by the grantee for the shares. In the year that the grantee recognizes ordinary income as a result of the stock award, we receive a federal income tax deduction in an amount equal to the ordinary income that the grantee recognizes.

Upon disposition of any shares received pursuant to a stock award, the difference between the sale price and the grantee's basis in the shares (the amount paid for the shares, if any, plus any ordinary income recognized on the shares) will be treated as a capital gain or loss to the grantee. Generally, the difference will be characterized as long-term capital gain or loss if the shares have been held for more than one year at their disposition.

Performance Awards. Normally, a participant will not recognize taxable income upon the grant of performance awards, other stock-based awards and cash-based awards. Subsequently, when the conditions and requirements for the grants have been satisfied and the payment determined, any cash received and the fair market value of any common stock received will constitute ordinary income to the participant. The Company also will then be entitled to a deduction in the same amount.

Special Limitation on Our Deductions. We may not deduct compensation of more than $1 million that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of our two other most highly compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that grants of stock options may qualify as performance-based compensation and, as such, may be exempt from the $1 million limitation on deductible compensation. Awards of restricted stock under the 2006 Plan may also be designed to qualify as performance-based compensation and be exempt from the $1 million limitation on deductible compensation.

New Plan Benefits

The compensation committee made awards under the 2006 Plan of restricted stock and stock options, covering an aggregate of 744,384 shares of our common stock, subject to stockholder approval of the 2006 Plan. If stockholders approve the 2006 Plan, the plan benefits to be paid to the officers, directors, and employees are reflected in the following table.

NEW PLAN BENEFITS

Name and Position	Shares Underlying Options Granted	Number of Shares of Restricted Stock Granted	$ Value of Restricted Stock Proposed to be Granted (1)
Jeffery Markin, CEO	500,000	-	-
Molly Henderson, CFO	-	-	-
Robert Klimasewski, former CEO	-	2,333	$6,000
Executive Group (2 persons)	500,000	-	-
Non-Executive Director Group	-	23,753	$66,250
Non-Executive Officer/Employee Group (30 persons)	244,384	-	-

1. Under our Non Employee Director Compensation Plan, directors may elect to receive their fees in the form of cash or shares of our restricted stock. The grant of restricted stock valued at approximately $72,000 will be granted to directors elected at our 2007 Annual Meeting, based upon the closing price of our common stock at the end of each quarter of service, subject to stockholder approval of the Plan and subsequent Board approval of the grants.

Equity Compensation Plan Information

The following table summarizes information, as of December 31, 2006, relating to our equity compensation plans:

	(a) Number of Securities to be Issued Upon Exercise of Outstanding Options		(b) Weighted-Average Exercise Price of Outstanding Options	(c) Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (Excluding Securities Reflected in Column (a))
Plan Category
Equity compensation plans approved by security holders.	2,301,319	(1)	$1.72	—
Equity compensation plans not approved by security holders	968,226	(2)	$3.38	—
Total	3,269,545		$2.20	—

(1)
Pursuant to the November 2005 reverse acquisition of VirtualScopics, LLC, we agreed to issue 532,490 shares of our common stock to holders of warrants granted by VirtualScopics, LLC, in exchange for consideration in the form of goods and services. Also pursuant to the transaction, we agreed to issue 2,327,937 shares of our common stock to holders of options granted by VirtualScopics, LLC pursuant to its 2001 Long-Term Incentive Plan and its 2005 Long-Term Incentive Plan. No further options are available for future issuance under these plans. Since the closing of the transaction, options to purchase 26,618 shares were cancelled pursuant to their terms. Also in connection with our November 2005 private placement, warrants to purchase, we issued warrants to purchase 280,000 shares of our common stock to the placement agents for such transaction. As of March 16, 2007, 50,598 shares under the placement agent warrants were exercised.

(2)
In November 2005, our Board of Directors granted to our CEO, Mr. Klimasewski, an option to purchase 350,000 shares of our common stock at $2.50 per share. These options are not presently covered by any equity compensation plan. In addition, 621,391 options have been conditionally granted under the 2006 Long Term Incentive Plan to be approved by the stockholders of the company.

Board Recommendation

Our Board of Directors recommends that stockholders vote "FOR" approval of the 2006 Plan at the Annual Meeting.

Vote Required

The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the 2006 Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes.

HOUSEHOLDING

The SEC allows us to deliver a single proxy statement and annual report to an address shared by two or more stockholders. This delivery method, referred to as "householding," can result in significant cost savings for us. In order to take advantage of this opportunity, the Company, or banks and brokerage firms that hold your shares, have delivered only one Proxy Statement and annual report to multiple stockholders who share an address unless the we have received contrary instructions from one or more of the stockholders. We will deliver promptly, upon written or oral request, a separate copy of the Proxy Statement and annual report to a stockholder at a shared address to which a single copy of the documents was delivered. A stockholder who wishes to receive a separate copy of the Proxy Statement and annual report, now or in the future, may obtain one, without charge, by addressing a request to Molly Henderson, Chief Financial Officer, VirtualScopics, Inc., 350 Linden Oaks, Rochester, New York, 14625, (585) 249-6231. Stockholders sharing an address who are receiving multiple copies of proxy materials and annual reports and wish to receive a single copy of such materials in the future should submit their request by contacting the Company in the same manner. If you are the beneficial owner, but not the record holder, of our shares and wish to receive only one copy of the Proxy Statement and annual report in the future, you will need to contact your broker, bank or other nominee to request that only a single copy of each document be mailed to all stockholders at the shared address in the future.

OTHER MATTERS

We do not know of any other matters that may come before the Annual Meeting and do not intend to present any other matters. However, if any other matters shall properly come before the meeting or any adjournment, the persons soliciting proxies will have the discretion to vote as they see fit unless directed otherwise.

If you do not plan to attend the Annual Meeting, in order that your shares may be represented and in order to assure the required quorum, please sign, date and return your proxy promptly. In the event you are able to attend the Annual Meeting, at your request, VirtualScopics will cancel the proxy.

STOCKHOLDERS' PROPOSALS

Under applicable securities laws, stockholder proposals must be received by us no later than December 26, 2007 to be considered for inclusion in our Proxy Statement relating to the 2008 Annual Stockholders Meeting. If we change the date of the 2008 Annual Meeting by more than 30 days from the date of the 2007 Annual Meeting, then stockholder proposals must be received by us a reasonable time before we begin to print and mail our Proxy Statement for the 2008 Annual Meeting. A stockholder proposal submitted outside the process of SEC Rule 14a-8 is considered untimely if it is not received by March 13, 2008.

By the Order of the Board of Directors

Rochester, New York

Jeffrey Markin, President and Chief Executive Officer

EXHIBIT A

VIRTUALSCOPICS, INC.

2006 LONG TERM INCENTIVE PLAN

Section 1. Purpose.  The purpose of the Plan is to increase stockholder value by promoting growth and profitability of the Company and its Affiliates; to provide certain employees and directors of, and certain consultants or advisors to, the Company and its Affiliates with an incentive to achieve corporate objectives; to attract and retain employees, directors, consultants and advisors of outstanding competence; and to provide such employees, directors, consultants and advisors with an equity interest in the Company.

Section 2. Definitions. Unless the context clearly indicates otherwise, the following terms, when used in the Plan, shall have the meanings set forth in this Section 2:

(a) “Affiliate” means any corporation, partnership, joint venture or other entity during any period in which the Company owns, directly or indirectly, at least 50% of the total voting or profits interest.

(b) “Award” means any Option, Stock Appreciation Right, Restricted Stock, Dividend Equivalent or Performance Award granted under the Plan.

(c) “Award Agreement” means any written agreement or other instrument or document evidencing an Award granted under the Plan. The terms of any plan or guideline adopted by the Board or the Committee and applicable to an Award shall be deemed incorporated in and a part of the related Award Agreement.

(d) “Board” means the Board of Directors of the Company.

(e) “Code” means the Internal Revenue Code of 1986, as amended.

(f) “Committee” means a committee of the Board designated by the Board to administer the Plan, each member of which is an “outside director” for purposes of Section 162(m) of the Code and a “non-employee director” for the purpose of Rule 16b-3, and, to the extent the Committee delegates authority to one or more individuals in accordance with the Plan, such individual(s).

(g) “Company” means VirtualScopics, Inc., a Delaware corporation.

(h) “Conditional Award” means an Award granted pursuant to Section 6 hereof prior to and subject to stockholder approval and ratification of the Plan.

(i) “Dividend Equivalent” means any right granted under Section 10 hereof.

(j) “Employee” means any person employed by the Company or its Affiliates on a full or part-time basis, including directors who are otherwise employed by the Company or its Affiliates.

(k) “ERISA” means the Employee Retirement Income Security Act of 1974, as amended.

(l) “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(m) “Fair Market Value” means, with respect to a Share, on a specified date:

(i) the final quoted sales price on such date (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) as reported in the principal consolidated reporting system with respect to securities listed or admitted to trading on the principal United States securities exchange on which the Shares are listed or admitted to trading; or

(ii) if the Shares are not listed or admitted to trading on any such exchange, the closing bid quotation with respect to a Share on such date on the National Association of Securities Dealers Automated Quotations System, or, if no such quotation is provided, on another similar system, selected by the Committee, then in use; or

(iii) if Section 2(m)(i) and Section 2(m)(ii) are not applicable, the fair market value of a Share as the Committee may determine.

Notwithstanding the foregoing, “Fair Market Value” shall be determined in accordance with the requirements of Section 409A of the Code such that Options and Stock Appreciation Rights issued under the Plan will not constitute “nonqualified deferred compensation” for purposes of Section 409A of the Code.

(n) “Family Member” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law or sister-in-law, including adoptive relationship.

(o) “Former Employee” means any person who was employed by the Company or its Affiliates on a full or part-time basis, but is not so employed on the date of grant of an Award.

(p) “Group” means persons acting together for the purpose of acquiring the Company stock and includes owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company. If a person owns stock in both the Company and another corporation that enter into a merger, consolidation, purchase or acquisition of stock, or similar transaction, such person is considered to be part of a Group only with respect to ownership prior to the merger or other transaction giving rise to the change and not with respect to the ownership interest in the other corporation. Persons will not be considered to be acting as a Group solely because they purchase assets of the same corporation at the same time, or as a result of the same public offering.

(q) “Incentive Stock Option” means an option to purchase Shares granted under the Plan that is intended to meet the requirements of Section 422 of the Code.

(r) “Non-Employee Director” means a “non-employee director” within the meaning of Rule 16b-3.

(s) “Non-Qualified Stock Option” means an option to purchase Shares granted under the Plan that is not intended to be (or does not meet the requirements of) an Incentive Stock Option.

(t) “Option” means an Incentive Stock Option or a Non-Qualified Stock Option.

(u) “Participant” means an Employee, Former Employee, Non-Employee Director, consultant or advisor granted an Award under the Plan.

(v) “Performance Award” means any grant under Section 11 hereof of a right to receive Shares or cash.

(w) “Performance Formula” shall mean, for a Performance Period, the one or more objective formulas (expressed as a percentage or otherwise) applied against the relevant Performance Objective(s) to determine, with regards to the Performance Award of a particular Participant, whether all, some portion but less than all, or none of the Performance Award has been earned for the Performance Period.

(x) “Performance Objectives” shall mean the performance objectives established by the Committee pursuant to the Plan for Performance Awards. Performance Objectives may be measured on an absolute or relative basis. Performance Objectives shall be limited to specified levels of or increases in the Company’s or an Affiliate’s return on equity, diluted earnings per share, total earnings, earnings growth, return on capital, return on assets, earnings before interest and taxes, sales, sales growth, gross margin return on investment, increase in the fair market value of the stock, share price (including but not limited to, growth measures and total stockholder return), net earnings, cash flow (including, but not limited to, operating cash flow and free cash flow), cash flow return on investment (which equals net cash flow divided by total capital), inventory turns, financial return ratios, total return to shareholders, market share, earnings measures/ratios, economic value added (EVA), balance sheet measurements such as receivable turnover, internal rate of return, increase in net present value or expense targets, working capital measurements (such as average working capital divided by sales), customer satisfaction surveys and productivity.  Performance Objectives may provide for adjustments to exclude the impact of any significant acquisitions or dispositions of businesses by the Company, one-time non-operating charges, or accounting changes (including the early adoption of any accounting change mandated by any governing body, organization or authority).

(y) “Performance Period” shall mean the one or more periods of time, which may be of varying and overlapping durations, as the Committee may select, over which the attainment of one or more Performance Objectives will be measured for the purpose of determining a Participant’s right to and the payment of a Performance Award.

(z) “Person” means an individual, a corporation, a partnership, an association, a joint-stock company, a trust, an estate, an unincorporated organization and any other business organization.

(aa) “Plan” means this VirtualScopics, Inc. 2006 Long-Term Incentive Plan, as set forth herein and as amended from time to time.

(bb) “Released Securities” means securities that were Restricted Securities with respect to which all applicable restrictions imposed under the terms of the relevant Award have expired, lapsed or been waived or satisfied.

(cc) “Restricted Securities” means Awards of Restricted Stock or other Awards under which outstanding Shares are held subject to certain restrictions.

(dd) “Restricted Stock” means any grant of Shares, with such Shares subject to a risk of forfeiture or other restrictions that will lapse upon the achievement of one or more goals relating to completion of service by the Participant, or achievement of performance or other objectives, as determined by the Committee.

(ee) “Retirement” means the voluntary termination of employment by a Participant who is an employee, age 55 or older, with ten or more years of service to the Company or an Affiliate, with prior notice of such termination to the Company of 90 days or longer, or at the discretion of the Committee.

(ff) “Rule 16b-3” means Rule 16b-3 promulgated by the Securities and Exchange Commission under the Exchange Act.

(gg) “Shares” means the common stock, par value $.001 per share, of the Company and such other securities or property as may become the subject of Awards pursuant to an adjustment made under Section 4(c) hereof.

(hh) “Stock Appreciation Right” means any such right granted under Section 8 hereof.

Section 3. Administration.

(a) Powers of Committee. The Plan shall be administered by the Committee which shall have full power and authority to: (i) designate Participants; (ii) determine the Awards to be granted to Participants (subject to the limitations set forth in Section 5 hereof); (iii) determine the number of Shares (or securities convertible into Shares) to be covered by Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards, or other property, or canceled, substituted, forfeited or suspended, and the method or methods by which Awards may be settled, exercised, canceled, substituted, forfeited or suspended, provided that no such action will result in repricing of Options prohibited by Section 3(d) hereof; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property and other amounts payable with respect to an Award under the Plan shall be deferred either automatically or at the election of the Participant or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive such rules and guidelines and appoint such agents as it shall deem appropriate for the administration of the Plan; and (ix) make any other determination and take any other action that it deems necessary or desirable for such administration.

(b) Committee Discretion. All designations, determinations, interpretations and other decisions with respect to the Plan or any Award shall be within the sole discretion of the Committee and shall be final, conclusive and binding upon all Persons, including the Company, any Affiliate, any Participants, any holder or beneficiary of any Award, any stockholder and any employee of the Company or of any Affiliate. The Committee’s powers include the adoption of modifications, amendments, procedures, subplans and the like as are necessary to comply with provisions of the laws of other countries in which the Company or an Affiliate may operate in order to assure the viability of Awards granted under the Plan and to enable Participants employed in such other countries to receive benefits under the Plan and such laws, provided that no such action results in repricing of Options prohibited by Section 3(d) hereof.

(c) Delegation. Notwithstanding any provision of the Plan to the contrary, except to the extent prohibited by applicable law or the applicable rules of a stock exchange, the Committee may delegate to one or more officers of the Company or any Affiliate, or a committee of such officers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify, waive rights or conditions with respect to, alter, discontinue, suspend, or terminate Awards held by, Employees who are not officers or directors of the Company for purposes of Section 16 of the Exchange Act or “covered employees” for purposes of Section 162(m) of the Code, provided that no such action shall result in repricing of Options prohibited by Section 3(d) hereof.

(d) Prohibition on Option Repricing. Except for adjustments pursuant to Section 4(c), the Company shall not reprice any Options unless such action is approved by the stockholders of the Company. For purposes of the Plan, the term “reprice” shall mean: (i) the reduction, directly or indirectly, in the per-share exercise price of an outstanding Option by amendment, cancellation or substitution; (ii) any action that is treated as a repricing under United States generally accepted accounting principles; (iii) canceling an Option when its exercise price exceeds the fair market value of the underlying Shares in exchange for another Option or other equity security (unless the cancellation and exchange occurs in connection with a merger, acquisition, or similar transaction); and (iv) any other action that is treated as a repricing by the rules or regulations of any stock exchange on which the securities of the Company are traded. Any amendment or repeal of this provision shall require the affirmative vote of a majority of shares of voting capital stock present at a stockholders meeting in person or by proxy and entitled to vote thereon.

Section 4. Shares Available for Awards.

(a) Shares Available. Subject to adjustment as provided in Section 4(c) hereof:

(i) The aggregate number of Shares available for granting Awards under the Plan shall be 2,500,000.

(ii) For purposes of this Section 4, other than Section 4(d)(iii) and Section 4(d)(iv), if any Shares covered by an Award are not delivered to a Participant or beneficiary because the Award is forfeited or canceled, such Shares shall not be deemed to have been delivered for purposes of determining the maximum number of Shares available for delivery under the Plan.

(b) No Recycling of Shares. Except for cancelled or forfeited Shares and Shares settled in cash, the Plan is intended to restrict the “recycling” of Shares back into the Plan. This means that Shares exchanged or withheld to pay the purchase or exercise price of an Award (including Shares withheld to satisfy the exercise price of a Stock Appreciation Right settled in stock) or to satisfy tax withholding obligations count against the numerical limits of the Plan.

(c) Adjustments. In the event of any change in the Shares by reason of stock dividends, stock splits, recapitalization, mergers, consolidations, combinations or exchanges of shares, split-ups, split-offs, spin-offs, liquidations or other similar changes in capitalization, or any distributions to stockholders other than cash dividends, (i) the numbers, class and prices of Shares covered by outstanding Awards under the Plan (provided that no such adjustment shall result in repricing of Options prohibited by Section 3(d) hereof), (ii) the aggregate number and class of Shares available under the Plan, and (iii) the numbers and class of Shares that may be the subject of Awards pursuant to Section 4(d), shall be adjusted by the Committee, whose determination shall be conclusive.

(i) Without limiting the foregoing, in the event of any split-up, split-off, spin-off or other distribution to stockholders of shares representing a part of the Company’s business, properties and assets, the Committee may modify an outstanding Award so that such Award shall thereafter relate to Shares of the Company and shares of capital stock of the corporation owning the business, properties and assets so split-up, split-off, spun-off or otherwise distributed to stockholders of the Company in the same ratio in which holders of the Shares became entitled to receive shares of capital stock of the corporation owning the business, properties and assets so split-up, split-off or spun-off or otherwise distributed, provided that no such action results in repricing of Options prohibited by Section 3(d) hereof.

(ii) With respect to Awards of Incentive Stock Options, no such adjustment shall be authorized to the extent that such authority would cause the Plan to violate Section 422 of the Code or any successor provision thereto, unless the holder of such Award of Incentive Stock Options agrees to convert such options to Non-Qualified Stock Options.

(iii) Notwithstanding the foregoing, a Participant to whom Dividend Equivalents have been awarded shall not be entitled to receive a special or extraordinary dividend or distribution unless the Committee shall have expressly authorized such receipt.

(d) Additional Restrictions. Subject to adjustment as provided in Section 4(c), the following additional maximums are imposed under the Plan:

(i) The maximum number of Shares that may be issued for Options intended to be Incentive Stock Options shall be 2,500,000 Shares.

(ii) The maximum number of Shares that may be issued for Options granted to Former Employees shall be 250,000.

(iii) For any Award intended to be “performance-based compensation” (as that term is used for purposes of Section 162(m) of the Code), no more than 1,000,000 Shares may be subject to Options and Stock Appreciation Rights granted to any one individual during any calendar-year period (regardless of when such Shares are deliverable).

(iv) For any Award intended to be “performance-based compensation” (as that term is used for purposes of Section 162(m) of the Code) other than an Option or Stock Appreciation Right payable in cash or Shares, no more than 500,000 Shares and no more than $1,500,000 may be subject to such other Awards granted to any one individual during any calendar-year period (regardless of when such cash or Shares are payable or deliverable).

(v) No more than 1,000,000 Shares may be issued pursuant to Restricted Stock Awards or Performance Awards under the Plan.

Section 5. Eligibility. Any Employee, including any officer or employee-director, or Non-Employee Director, of, and any consultant or advisor to, the Company or an Affiliate shall be eligible to be designated a Participant, subject to any restrictions imposed by applicable law. An Award may be granted to an Employee prior to the date the Employee first performs services for the Company or the Affiliate, provided that such Awards shall not become vested prior to the date the Employee first performs such services. In addition, any Former Employee shall be eligible to be designated a Participant, subject to any restrictions imposed by applicable law, but shall only be eligible to receive a grant of Options under the Plan.

Section 6. Conditional Awards. Prior to approval and ratification of the Plan by the Company’s stockholders, the Committee may only grant “Conditional Awards,” conditioned on such stockholder approval and ratification occurring no later than the annual meeting of stockholders next following the Effective Date (as defined in Section 17(s) hereof). If the stockholders fail to approve and ratify the Plan by the date of such annual meeting, then all Conditional Awards will automatically be cancelled and immediately become null and void. Conditional Awards may be granted under the Plan only under the following conditions: (i) a Conditional Award shall be clearly identified as a Conditional Award; (ii) the grant of a Conditional Award shall be expressly conditioned on the approval and ratification of the Plan by the stockholders of the Company in compliance with Rule 16b-3; (iii) such stockholder approval and ratification shall occur no later than the annual meeting of stockholders of the Company next following the Effective Date; and (iv) notwithstanding any other provision of the Plan, no holder of a Conditional Award shall have any right to receive Shares prior to such stockholder approval and ratification.

Section 7. Options. The Committee is authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions, not inconsistent with the provisions of the Plan, as the Committee shall determine:

(a) Exercise Price. Except as otherwise required by Section 7(d) or permitted by Section 16(d), the per Share exercise price shall be determined by the Committee, provided that such exercise price shall not be less than the Fair Market Value of a Share on the date of the Option grant.

(b) Option Term. Except as otherwise required by Section 7(d), the term of each Option shall be fixed by the Committee, provided that in no event shall the term of an Option be more than a period of ten years from the date of its grant.

(c) Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part, and the method or methods by which, and the form or forms in which payment of the exercise price with respect thereto may be made.

(d) Incentive Stock Options. The terms of any Incentive Stock Option granted under the Plan shall comply in all respects with the provisions of Section 422 of the Code, or any successor provision thereto, and any regulations promulgated thereunder. Without limiting the preceding sentence, the aggregate Fair Market Value (determined at the time an Option is granted) of Shares with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under the Plan and any other plan of the Participant’s employer corporation and its parent and subsidiary corporations providing for Options) shall not exceed such dollar limitation as shall be applicable to Incentive Stock Options under Section 422 of the Code or a successor provision.

(e) Effect of Certain Events.

(i) Termination of Employment Without Cause/With Company Consent. In the event the employment of a Participant to whom an Option has been granted under the Plan shall be terminated by the Company or an Affiliate without cause or by the Participant with the consent of the Company or an Affiliate, such Option may be exercised (to the extent of the number of shares that the Participant was entitled to purchase under such Option at the termination of employment) at any time within three months after such termination (which three-month period may be extended by the Committee), but in no event shall such three-month period or any such extension permit the exercise of an Option after the expiration date of the Option. Options granted under the Plan shall not be affected by any change of duties or position so long as the Participant continues to be an Employee.

(ii) Termination for Cause or Without Consent. Upon termination of a Participant’s employment either (a) for cause, or (b) voluntarily on the part of the Participant and without the written consent of the Company or an Affiliate, any Awards held by him or her under the Plan, to the extent not exercised or paid, shall terminate immediately.

(iii) Termination Due to Retirement. In the event the Retirement of a Participant to whom an Option has been granted under the Plan, such Option may be exercised (to the extent of the number of shares that the Participant was entitled to purchase under such Option at the time of Retirement) at any time until the expiration date of the Option; provided, however, that such exercise period may be shortened by the Committee in its discretion at the time of termination.

(iv) Death. If a Participant to whom an Option has been granted shall die while an Employee, such Option may be exercised by the Participant’s executors, administrators, personal representatives or distributees or permitted transferees to the extent that the Option was exercisable at the time of the Participant’s death, at any time prior to the expiration of the term of such Option. If a Participant to whom an Option has been granted shall die after his or her employment has terminated but while the Option remains exercisable, the Option may be exercised by the persons described above at any time prior to the expiration of the term of such Option, but only to the extent the Option was exercisable at the time of the Participant’s death.

(v) Disability. If a Participant to whom an Option has been granted shall become totally and permanently disabled, as that term is defined in Section 22(e)(3) of the Code (or a successor provision), and the Participant’s employment is terminated as a result, such Option may be exercised by the Participant or permitted transferee to the extent that the Option was exercisable at the time of termination of employment, until the earlier of one year after the date of termination of employment or the expiration of the Option.

(vi) Former Employees. The provisions of Section 7(e)(i) through (v) hereof shall not apply to Options granted to a person who is a Former Employee on the date of grant of such Options.

Section 8. Stock Appreciation Rights. The Committee is authorized to grant Stock Appreciation Rights to Participants (other than Former Employees) which may but need not relate to a specific Option granted under the Plan. Subject to the terms of the Plan and any applicable Award Agreement, and except as otherwise permitted by Section 16(d), each Stock Appreciation Right granted under the Plan shall confer on the holder thereof a right to receive, upon exercise thereof, up to the excess of (i) the Fair Market Value of one Share on the date of exercise over (ii) the exercise price of the right as specified by the Committee, which shall not be less than the Fair Market Value of one Share on the date of grant of the Stock Appreciation Right. Subject to the terms of the Plan and any applicable Award Agreement, the exercise price, term, methods of exercise, methods of payment or settlement, including whether such Stock Appreciation Right shall be paid in cash or Shares, and any other terms and conditions of any Stock Appreciation Right shall be as determined by the Committee, but in no event shall the term of a Stock Appreciation Right exceed a period of ten years from the date of its grant.

Section 9. Restricted Stock.

(a) Issuance. The Committee is authorized to grant Awards of Restricted Stock to Participants (other than Former Employees).

(b) Restrictions. Any such Award shall be subject to such conditions, restrictions and contingencies as the Committee may impose (including, without limitation, any limitation on the right to vote Restricted Stock or the right to receive any dividend or other right or property), which may lapse separately or in combination at such time or times, as the Committee may deem appropriate, provided that (and except as otherwise permitted by Section 16(d)) in order for a Participant to vest in Awards of Restricted Stock, the Participant must remain in the employ of the Company or an Affiliate for a period of not less than one year after the grant of a Restricted Stock Award that includes one or more performance criteria, and not less than three years after the grant of a Restricted Stock Award that does not include one or more performance criteria, in each case subject to Section 15 hereof and subject to relief for specified reasons as may be approved by the Committee. Notwithstanding the foregoing, the Committee may grant Awards for Restricted Stock for an aggregate number of Shares not to exceed 5% of the total number of shares available for issuance under this Plan which vest in less than one year after the date of grant, including immediate vesting, with or without any performance criteria.

(c) Restricted Stock Performance Awards. The vesting of a Restricted Stock Award may be conditioned upon the attainment of Performance Objectives established by the Committee in accordance with the applicable provisions of Section 11 hereof regarding Performance Awards.

(d) Rights as Stockholders. During the period in which any shares of Restricted Stock are subject to any restrictions, the Committee may, in its sole and absolute discretion, deny the Participant to whom such shares have been awarded all or any of the rights of a stockholder with respect to such shares, including, but not by way of limitation, limiting the right to vote such shares or the right to receive dividends on such shares.

(e) Forfeiture. Except as otherwise determined by the Committee, upon termination of employment for any reason during the applicable restriction period, all Shares of Restricted Stock still subject to restriction shall be forfeited and reacquired by the Company.

Section 10. Dividends and Dividend Equivalents. An Award (including without limitation an Option or Stock Appreciation Right) may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Shares subject to the Award (both before and after the Shares subject to the Award are earned, vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Shares as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Shares, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Share equivalents.

Section 11. Performance Awards.

(a) In General. The Committee may designate whether an Award being granted to a Participant is a Performance Award, which is intended to be “performance-based compensation” as that term is used in Section 162(m) of the Code. A Performance Award granted under the Plan may be payable in cash or in Shares (including, without limitation, Restricted Stock), as determined by the Committee.

(b) Terms. Performance Awards shall, to the extent required by Section 162(m) of the Code, be conditioned solely on the achievement of one or more objective Performance Objectives, and such Performance Objectives shall be established by the Committee within the first 90 days of a Performance Period (or, if longer, within the maximum period allowed under Section 162(m) of the Code), and shall otherwise comply with the requirements of, Section 162(m) of the Code. Subject to the terms of the Plan and any applicable Award Agreement, the Performance Objectives to be achieved during any Performance Period, the Performance Formula, the length of any Performance Period, the amount of any Performance Award granted, the amount of any payment or transfer to be made pursuant to any Performance Award and any other terms and conditions of any Performance Award shall be determined by the Committee and set forth in writing.

(c) Payment of Performance Awards.

(i) Limitations. Unless otherwise provided in the relevant Award Agreement, a Participant must be employed by the Company on the last day of a Performance Period to be eligible for a Performance Award for such Performance Period. A Participant shall be eligible to receive a Performance Award for a Performance Period only to the extent that: (1) the Performance Objectives for such period are achieved; and (2) and the Performance Formula as applied against such Performance Objectives determines that all or some portion of such Participant’s Performance Award has been earned for the Performance Period.

(ii) Certification. Following the completion of a Performance Period, the Committee shall meet to review and certify in writing whether, and to what extent, the Performance Objectives for the Performance Period have been achieved and, if so, to also calculate and certify in writing the amount of the Performance Awards earned for the period based upon the Performance Formula. The Committee shall then determine the actual size of each Participant’s Performance Award for the Performance Period and, in so doing, may apply negative discretion, if and when it deems appropriate.

(iii) Timing of Award Payments. Performance Awards for a Performance Period shall be paid to Participants as soon as administratively practicable following completion of the certifications required by Section 11(c)(ii).

Section 12. General Award Terms.

(a) No Cash Consideration for Awards. Participants shall not be required to make any cash payment for the granting of an Award except for such minimum consideration as may be required by applicable law.

(b) Awards May Be Granted Separately or Together. Awards may be granted either alone or in addition to, in tandem with, or in substitution for any other Award or any award or benefit granted under any other plan or arrangement of the Company or any Affiliate, or as payment for or to assure payment of an award or benefit granted under any such other such plan or arrangement, provided that the purchase or exercise price under an Option or other Award encompassing the right to purchase Shares shall not be reduced by the cancellation of such Award and the substitution of another Award. Awards so granted may be granted either at the same time as or at a different time from the grant of such other Awards or benefits.

(c) Forms of Payment Under Awards. Subject to the terms of the Plan and of any applicable Award agreement, payments to be made by the Company or an Affiliate upon the grant, exercise, or payment of an Award may be made in such form or forms as the Committee shall determine, including, without limitation, cash, Shares, other securities, other Awards, or other property or any combination thereof, and may be made in a single payment or transfer, in each case in accordance with rules and procedures established by the Committee and in accordance with Section 409A of the Code to the extent applicable. Notwithstanding the foregoing, the payment of the exercise price of an Option shall be subject to the following:

(i) Subject to the following provisions of this subsection the full exercise price for Shares purchased upon the exercise of any Option shall be paid at the time of such exercise (except that, in the case of an exercise arrangement approved by the Committee and described below, payment may be made as soon as practicable after the exercise).

(ii) The exercise price shall be payable in cash or by tendering, by either actual delivery of Shares or by attestation, Shares acceptable to the Committee, which Shares were either acquired at least six months before the exercise date or purchased on the open market, and valued at Fair Market Value as of the day of exercise, or in any combination thereof, as determined by the Committee.

(iii) The Committee may permit a Participant to elect to pay the exercise price upon the exercise of an Option by irrevocably authorizing a third party to sell Shares (or a sufficient portion of the Shares) acquired upon exercise of an Option and remit to the Company a sufficient portion of the sale proceeds to pay the entire exercise price and any tax withholding resulting from such exercise.

(d) Withholding. All distributions under the Plan are subject to withholding of all applicable taxes, and, except as otherwise provided by the Committee, the delivery of any Shares or other benefits under the Plan to a Participant are conditioned on satisfaction of the applicable withholding requirements. The Committee, in its discretion, and subject to such requirements as the Committee may impose prior to the occurrence of such withholding, may permit such withholding obligations to be satisfied through cash payment by the Participant, through the surrender of Shares which the Participant already owns, or through the surrender of Shares to which the Participant is otherwise entitled under the Plan.

(e) Limits on Transfer of Awards. No Award (other than Released Securities) or right thereunder shall be assignable or transferable by a Participant, other than:

(i) by will or the laws of descent and distribution (or, in the case of an Award of Restricted Securities, to the Company); or

(ii) in the case of Awards other than Incentive Stock Options, to the extent permitted under the terms of the Award, by a gift or domestic relations order to any Family Member, to a trust in which the Participant and/or his or her Family Members hold more than 50% of the beneficial interest, to a foundation in which the Participant and/or Family Members control the management of assets, and any other entity in which the Participant and/or his or her Family Members own more than 50% of the voting interests.

For purposes of this provision, a transfer to an entity in exchange for an interest in that entity shall constitute a gift.

(f) General Restrictions. Delivery of Shares or other amounts under the Plan shall be subject to the following:

(i) Notwithstanding any other provision of the Plan, the Company shall have no liability to deliver any Shares under the Plan or make any other distribution of benefits under the Plan unless such delivery or distribution would comply with all applicable laws (including, without limitation, the requirements of the Securities Act of 1933, as amended), and the applicable requirements of any securities exchange or similar entity.

(ii) To the extent that the Plan provides for issuance of stock certificates to reflect the issuance of Shares the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

(g) Agreement With Company. An Award under the Plan shall be subject to such terms and conditions, not inconsistent with the Plan, as the Committee shall, in its sole discretion, prescribe. The terms and conditions of any Award to any Participant shall be reflected in an Award Agreement. A copy of the Award Agreement shall be provided to the Participant, and the Committee may, but need not, require the Participant to sign a copy of such Award Agreement, regardless of whether any Participant signature is required.

Section 13. Additional Conditions to Enjoyment of Awards.

(a) The Committee may cancel any unexpired, unpaid or deferred Awards if at any time the Participant is not in compliance with all applicable provisions of the Award Agreement, the Plan and the Participant’s confidentiality agreement with the Company, if any.

(b) Notwithstanding any other provision of the Plan, the Committee in its sole discretion may cancel any Award at any time prior to the exercise thereof, if the employment of the Participant shall be terminated, other than by reason of death, unless the conditions in this Section 13 are met.

(c) Failure to comply with the conditions of this Section 13 prior to, or during the six months after, any exercise, payment or delivery pursuant to an Award shall cause the exercise, payment or delivery to be rescinded. The Company shall notify the Participant in writing of any such rescission within two years after such exercise payment or delivery and within 10 days after receiving such notice, the Participant shall pay to the Company the amount of any gain realized or payment received as a result of the exercise, payment or delivery rescinded. Such payment shall be made either in cash or by returning to the Company the number of Shares that the Participant received in connection with the rescinded exercise, payment or delivery.

(d) Upon exercise, payment or delivery pursuant to an Award, the Committee may require the Participant to acknowledge the terms and conditions of the Plan and to certify on a form acceptable to the Committee, that he or she is in compliance with the terms and conditions of the Plan.

(e) Nothing herein shall be interpreted to limit the obligations of a Participant under his or her employment agreement or any other agreement with the Company.

Section 14. Acceleration of Vesting and Extension of Exercise Periods. The Committee may, in its sole discretion, accelerate the date or dates on which all or any particular Award or Awards granted under the Plan may be exercised or vests, or extend the dates during which all, or any particular, Award or Awards granted under the Plan may be exercised. Notwithstanding the foregoing: (a) any adjustments made pursuant to this Section 14 to Awards that are considered “deferred compensation” within the meaning of Section 409A of the Code shall be made in compliance with the requirements of Section 409A of the Code; (b) any adjustments made pursuant to this Section 14 to Awards that are not considered “deferred compensation” subject to Section 409A of the Code shall be made in such manner as to ensure that after such adjustment, the Awards either continue not to be subject to Section 409A of the Code or comply with the requirements of Section 409A of the Code; and (c) the Committee shall not have the authority to make any adjustments pursuant to this Section 14 to the extent that the existence of such authority would cause an Award that is not intended to be subject to Section 409A of the Code to be subject thereto.

Section 15. Change in Control.

(a) Except as the Board may expressly provide otherwise prior to a Change in Control of the Company (as defined in Section 15(b) hereof), in the event of a Change in Control of the Company:

(i) all Options and Stock Appreciation Rights then outstanding shall become immediately and fully exercisable, notwithstanding any provision therein for the exercise in installments;

(ii) all restrictions and conditions of all Restricted Stock then outstanding shall be deemed satisfied as of the date of the Change in Control; and

(iii) all Performance Awards shall become vested and deemed earned or satisfied in full, notwithstanding that the applicable Performance Period or restriction conditions shall not have been completed or met. Such Performance Awards shall be paid (cash Performance Awards in cash and Share Performance Awards in the Shares represented thereby or such other securities, property or cash as may be deliverable in respect of Shares as a result of a Change in Control) to the Participant at the time or schedule applicable to such Awards (assuming for these purposes that no such Change in Control had occurred).

(b) A “Change in Control of the Company” means the occurrence of any of the following events:

(i) individuals who, on the Effective Date (as defined in Section 17(s)) hereof, constitute the Board (the “Incumbent Directors”) cease for any reason to constitute at least a majority of the Board; provided that any person becoming a director subsequent to the Effective Date, whose election or nomination for election was approved (either by a specific vote or by approval of the proxy statement of the Company in which such person is named as a nominee for director, without written objection to such nomination) by a vote of at least two-thirds of the directors who were, as of the date of such approval, Incumbent Directors, shall be an Incumbent Director; provided, however, that no individual initially appointed, elected or nominated as a director of the Company as a result of an actual or threatened election contest with respect to directors or as a result of any other actual or threatened solicitation of proxies or consents by or on behalf of any person other than the Board shall be deemed to be an Incumbent Director; or

(ii) any “person” (as such term is defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d)(3) and 14(d)(2) of the Exchange Act) is or becomes a “beneficial owner” (as such term is defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company representing 40% or more of the combined voting power of the Company’s then outstanding securities eligible to vote for the election of the Board (the “Company Voting Securities”); provided, however, that the event described in this paragraph (ii) shall not be deemed to be a Change in Control if such event results from any of the following: (A) the acquisition of Company Voting Securities by the Company or any of its subsidiaries, (B) the acquisition of Company Voting Securities by any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its subsidiaries, (C) the acquisition of Company Voting Securities by any underwriter temporarily holding securities pursuant to an offering of such securities, (D) the acquisition of Company Voting Securities pursuant to a Non-Qualifying Transaction (as defined in paragraph (iii)), or (E) the acquisition of Company Voting Securities by Executive or any group of persons including Executive (or any entity controlled by Executive or any group of persons including Executive); or

(iii) the consummation of a merger, consolidation, statutory share exchange or similar form of corporate transaction involving (A) the Company or (B) any of its wholly owned subsidiaries pursuant to which, in the case of this clause (B), Company Voting Securities are issued or issuable (any event described in the immediately preceding clause (A) or (B), a “Reorganization”) or the sale or other disposition of all or substantially all of the assets of the Company to an entity that is not an affiliate of the Company (a “Sale”), unless immediately following such Reorganization or Sale: (1) more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of (x) the Company (or, if the Company ceases to exist, the entity resulting from such Reorganization), or, in the case of a Sale, the entity which has acquired all or substantially all of the assets of the Company (in either case, the “Surviving Entity”), or (y) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of more than 50% of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the Surviving Entity (the “Parent Entity”), is represented by Company Voting Securities that were outstanding immediately prior to such Reorganization or Sale (or, if applicable, is represented by shares into which such Company Voting Securities were converted pursuant to such Reorganization or Sale), (2) no person (other than any employee benefit plan (or related trust) sponsored or maintained by the Surviving Entity or the Parent Entity), is or becomes the beneficial owner, directly or indirectly, of 40% or more of the total voting power (in respect of the election of directors, or similar officials in the case of an entity other than a corporation) of the outstanding voting securities of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) and (3) at least a majority of the members of the board of directors (or similar officials in the case of an entity other than a corporation) of the Parent Entity (or, if there is no Parent Entity, the Surviving Entity) following the consummation of the Reorganization or Sale were, at the time of the approval by the Board of the execution of the initial agreement providing for such Reorganization or Sale, Incumbent Directors (any Reorganization or Sale which satisfies all of the criteria specified in (1), (2) and (3) above being deemed to be a “Non-Qualifying Transaction”); or

(iv) the stockholders of the Company approve a plan of complete liquidation or dissolution of the Company.

Notwithstanding the foregoing, if any person becomes the beneficial owner, directly or indirectly, of 40% or more of the combined voting power of Company Voting Securities solely as a result of the acquisition of Company Voting Securities by the Company which reduces the number of Company Voting Securities outstanding, such increased amount shall be deemed not to result in a Change in Control; provided, however, that if such person subsequently becomes the beneficial owner, directly or indirectly, of additional Company Voting Securities that increases the percentage of outstanding Company Voting Securities beneficially owned by such person, a Change in Control of the Company shall then be deemed to occur.

(c) In the event that a Participant participates or agrees to participate by loan or equity investment (other than through ownership of less than 1% of publicly traded securities of another company) in a transaction (“acquisition”) which would result in an event described in Section 15(b)(i) or Section 15(b)(ii), the Participant must promptly disclose such participation or agreement to the Company. If the Participant so participates or agrees to participate, no payments due under this Plan or by virtue of any Change in Control provisions contained in any compensation or benefit plan of the Company will be paid to the Participant until the acquiring group in which the Participant participates or agrees to participate has completed the acquisition. In the event the Participant so participates or agrees to participate and fails to disclose his or her participation or agreement, the Participant will not be entitled to any payments under this Plan or by virtue of Change in Control provisions in any the Company compensation or benefit plan, notwithstanding any of the terms hereof or thereof.

Section 16. Amendment and Termination.

(a) Amendments to the Plan. The Board may amend, suspend, discontinue or terminate the Plan without the consent of any stockholder, Participant, other holder or beneficiary of an Award, or other Person; provided, however, that, notwithstanding any other provision of the Plan or any Award Agreement, without the approval of the stockholders of the Company, no such amendment, suspension, discontinuation or termination shall be made that would:

(i) increase the total number of Shares available for Awards under the Plan or the total number of Shares subject to one or more categories of Awards pursuant to Section 4(d) hereof, in either case except as provided in Section 4(c) hereof;

(ii) reduce the minimum Option exercise price, except as provided in Section 4(c) hereof; or

(iii) permit the repricing of Options prohibited by Section 3(d) hereof.

(b) Amendments to Awards. The Committee may waive any conditions or rights with respect to, or amend, alter or suspend any unexercised Award theretofore granted, without the consent of any relevant Participant or holder or beneficiary of an Award, provided that such amendment, alteration or suspension of an Award does not materially adversely affect the rights of such Participant, holder or beneficiary, and provided further that the Committee may not increase the payment of any Award granted any Participant.

(c) Section 409A and Section 422 Adjustments. Notwithstanding the foregoing, the Committee shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Awards granted under the Plan to the extent necessary (i) to qualify an Award for an exemption from or compliance with Section 409A of the Code, or (ii) to qualify an Incentive Stock Option for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded Incentive Stock Options under Section 422 of the Code.

(d) Adjustments of Awards Upon Certain Acquisitions. In the event the Company or any Affiliate shall assume outstanding employee awards or the right or obligation to make future such awards in connection with the acquisition of another business or another Person, the Committee may make such adjustments, not inconsistent with the terms of the Plan, in the terms of Awards as it shall deem appropriate.

(e) Adjustments of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4(c) hereof) affecting the Company, any Affiliate, or the financial statements of the Company or any Affiliate, or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent dilution or enlargement of the benefits to be made available under the Plan.

Section 17. General Plan Provisions.

(a) No Rights to Awards. No Employee, Participant or other Person shall have any claim to be granted an Award, and there is no obligation for uniformity of treatment of Employees, Participants or beneficiaries of Awards under the Plan. The terms and conditions of Awards need not be the same with respect to each recipient. The prospective recipient of any Award under the Plan shall not, with respect to such Award, be deemed to have become a Participant, or to have any rights with respect to such Award, until and unless such recipient shall have executed an agreement or other instrument accepting the Award required by the Committee and delivered a fully executed copy thereof to the Company, and otherwise complied with the then applicable terms and conditions.

(b) Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other or additional compensation arrangements, and such arrangements may be either generally applicable or applicable only in specific cases.

(c) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Nothing in the Plan or any Award Agreement shall limit the right of the Company or an Affiliate at any time to dismiss a Participant from employment, free from any liability or any claim under the Plan or the Award Agreement.

(d) No Lien or Security Interest. No Award (other than Released Securities), and no right under any such Award, may be pledged, attached or otherwise encumbered other than in favor of the Company, and any purported pledge, attachment, or encumbrance thereof other than in favor of the Company shall be void and unenforceable against the Company or any Affiliate.

(e) No Guarantee of Tax Consequences. No person connected with the Plan in any capacity, including, but not limited to, the Company and its directors, officers, agents and employees, makes any representation, commitment, or guarantee that any tax treatment, including, but not limited to, federal, state and local income, estate and gift tax treatment, will be applicable with respect to the tax treatment of any Award, or that such tax treatment will apply to or be available to a Participant on account of participation in the Plan.

(f) Liability of Company. The Company and its Affiliates which are in existence or hereafter come into existence, and the members of the Board and the Committee who are currently serving or serve the Company in the future, shall not be liable to a Participant as to:

(i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder; or

(ii) any tax consequences expected but not realized by any Participant due to the grant, vesting or exercise of any Award granted hereunder.

(g) Application of Proceeds. The proceeds of the sale of Shares by the Company under the Plan will constitute general funds of the Company and may be used for any purpose.

(h) Reservation of Shares. The Company shall be under no obligation to reserve shares of capital stock to fill Awards. The grant of Awards to Participants hereunder shall not be construed to constitute the establishment of a trust of such shares and no particular Shares shall be identified as reserved for Participants hereunder. The Company shall be deemed to have complied with the terms of the Plan if, at the time of issuance and delivery pursuant to the grant, vesting or exercise of an Award, it has a sufficient number of Shares authorized and unissued or in its treasury which may then be appropriated and issued for purposes of the Plan, irrespective of the date when such Shares were authorized.

(i) Status as an Employee Benefit Plan. The Plan is not intended to satisfy the requirements for qualification under Section 401(a) of the Code or to satisfy the definitional requirement for an “employee benefit plan” under Section 3(3) of ERISA. The Plan is intended to be a non-qualified incentive compensation program that is exempt from the regulatory requirements of ERISA. The Plan shall be construed and administered so as to effectuate this intent.

(j) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the Company or any Affiliate and a Participant or any other Person. To the extent that any Person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(k) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities or other property shall be paid or transferred in lieu of any fractional Shares, or whether such fractional Shares or any rights thereto shall be canceled, terminated or otherwise eliminated.

(l) Share Certificates. All certificates for Shares or other securities delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the Plan or the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state securities laws, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

(m) Conflict with Plan. In the event of any inconsistency or conflict between the terms of the Plan and an Award Agreement, the terms of the Plan shall govern.

(n) Governing Law. The validity, construction and effect of the Plan and any rules and regulations relating to the Plan shall be determined in accordance with the laws of the State of New York, excluding any conflicts or choice-of-law rule or principle that might otherwise refer construction or interpretation of this Plan or any award Agreement to the substantive law of another jurisdiction.

(o) Severability. If any provision of the Plan or any Award is determined to be invalid, illegal or unenforceable, or as to any Person or Award, or would disqualify the Plan or any Award, such provision shall be construed or deemed amended to conform to applicable laws, or, if it cannot be so construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or the Award, such provision shall be stricken as to such Person or Award, and the remainder of the Plan and any such Award shall remain in full force and effect.

(p) Construction of Language. Whenever appropriate in the Plan, words used in the singular may be read in the plural, words used in the plural may be read in the singular, and words importing the masculine gender may be read as referring equally to the feminine or the neuter. Any reference to a Section number shall refer to a Section of this Plan unless otherwise indicated.

(q) Headings. The headings of Sections are included solely for convenience of reference. If there is any conflict between such headings and the text of the Plan, the text shall control.

(r) 409A Compliance. To the extent any provision of the Plan (or any Award) or action by the Board or Committee would subject any Participant to liability for interest or additional taxes under Section 409A(a)(1)(B) of the Code, it will be deemed null and void, to the extent permitted by law and deemed advisable by the Committee. It is intended that the Plan (and any Award) will comply with Section 409A of the Code, and the Plan (and any Award) shall be interpreted and construed on a basis consistent with such intent. The Plan (and any Award) may be amended in any respect deemed necessary (including retroactively) by the Committee or the Board in order to preserve compliance with Section 409A of the Code. The preceding shall not be construed as a guarantee of any particular tax effect for Plan benefits or Awards.

(s) Effective Date and Term. The Plan initially was approved by the Board on August 10, 2006 (the “Effective Date”), was subsequently amended by the Board on November 9, 2006, and was amended and restated by the Board on April 12, 2007, in each case, subject to subsequent approval and ratification by the Company’s stockholders. The Plan shall be effective as of the Effective Date, but subject to subsequent approval and ratification by the Company’s stockholders no later than the annual meeting of stockholders next following the Effective Date. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided; however, that, to the extent required by the Code, no Incentive Stock Option may be granted under the Plan on a date that is more than ten years from the date the Plan is adopted.

* * * * *

VIRTUALSCOPICS, INC.
PROXY / VOTING INSTRUCTIONS

VIRTUALSCOPICS, INC.
350 LINDEN OAKS
ROCHESTER, NEW YORK 14625

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Molly Henderson and Jeffrey Markin and each of them acting solely, as attorneys and agents with full power of substitution to vote as proxy all the shares of Common Stock, par value $.001 per share, and Series A Convertible Preferred Stock, par value $.001 per share, of VirtualScopics, Inc. which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of VirtualScopics, Inc. to be held on May 23, 2007 at 11 a.m., at the Country Club of Rochester, 2935 East Avenue, Rochester, New York 14610 and at any adjournment(s) thereof, in the manner indicated on the reverse hereof and in her discretion on such other matters as may properly come before said meeting or any adjournments thereof.

To vote by mail, please sign and date the card on the reverse side and return promptly by mail in the enclosed, postage pre-paid envelope. To vote by Internet, please follow the instructions on the card.

If you wish to vote in accordance with the recommendations of the Board of Directors, you may just sign and date below and mail in the postage paid envelope provided. Specific choices may be made on the reverse side.

Dated __________________, 2007

Signature

Signature if held jointly

When signing as Executor, Administrator,

Trustee or the like, please give full title.

THIS PROXY WILL BE VOTED AS DIRECTED, OR IF NO DIRECTION IS INDICATED, WILL BE VOTED FOR PROPOSAL 1, 2 AND 3. ANY PROXY WHICH IS EXECUTED IN SUCH A MANNER AS NOT TO WITHHOLD AUTHORITY TO VOTE FOR THE ELECTION OF ANY DIRECTOR NOMINEE, SHALL BE DEEMED TO GRANT SUCH AUTHORITY. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSALS 1, 2 AND 3.

Continental Stock Transfer
17 Battery Place, 8th Floor
New York, New York 10004

☒ Please mark your vote as in this example.

(1) Election of Directors (except as specified below)	FOR ALL ☐ nominees listed below	WITHHOLD AUTHORITY TO VOTE FOR ☐ all nominees listed below	EXCEPTIONS ☐

Warren Bagatelle
Colby Chandler
Robert Klimasewski
Sidney Knafel
Jeffrey Markin
Charles Phelps, Ph.D.
Saara Totterman, M.D., Ph.D.
Terence Walts

Instructions: To withhold vote for any individual nominee, mark the “Exceptions” box and write that nominee’s name(s) in the space provided below.

______________________________________________________________________________

(2) Proposal to ratify selection of Marcum & Kliegman LLP as independent public accountants

FOR ☐  AGAINST ☐  ABSTAIN ☐

(3) To approve the VirtualScopics, Inc. 2006 Long-Term Incentive Plan

FOR ☐  AGAINST ☐  ABSTAIN ☐

(Sign and date on reverse side)

VIRTUALSCOPICS, INC. - ANNUAL MEETING - May 23, 2007

THANK YOU FOR VOTING